Form 8-K - CURRENT REPORT

                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) July 22, 2004

               SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
           (Exact name of registrant as specified in its charter)


                Maryland                    0-14569             04-2848939
       (State or other jurisdiction       (Commission        (I.R.S. Employer
            of incorporation)             File Number)    Identification Number)


                              55 Beattie Place
                            Post Office Box 1089
                      Greenville, South Carolina 29602
                  (Address of principal executive offices)


                               (864) 239-1000
                      (Registrant's telephone number)

Item 5.     Other Events.

On July 22, 2004, Springhill Lake Investors Limited Partnership (the "Partnership") refinanced the mortgage encumbering Springhill Lake Apartments located in Greenbelt, Maryland. The new mortgage of $113,500,000 replaced existing mortgage indebtedness of approximately $109,007,000. The new mortgage bears interest at a variable rate and has a balloon payment of $113,500,000 due on August 1, 2011. The interest rate on the variable rate loan is the Fannie Mae discounted mortgage-backed security index plus 65 basis points. After repayment of the existing mortgage, payment of closing costs, and funding of a repair escrow account and operating reserves, the Partnership received net proceeds of approximately $3,969,000. The Partnership also received a refund of approximately $7,085,000 relating to the repair escrow required by the previous lender. The Managing General Partner is evaluating the cash requirements of the Registrant to determine what portion of the net proceeds and returned escrows are available to distribute to the Partnership's partners.

Item 7.     Financial Statements and Exhibits.

(c)   Exhibits

      10(p) Form of Maryland Amended and Restated Multifamily Note dated July 22, 2004 between Springhill Lake Investors Limited Partnership and GMAC Commercial Mortgage Corporation.*

        (q) Form of Amended and Restated Limited Guaranty dated July 22, 2004 by AIMCO Properties, L.P., for the benefit of GMAC Commercial Mortgage Corporation.*

        (r) Form of Amended and Restated Payment Guaranty dated July 22, 2004 by the Operating Partnerships.*

        (s) Form of Repair Escrow Agreement dated July 22, 2004 between Springhill Lake Investors Limited Partnership, the Operating Partnerships and GMAC Commercial Mortgage Corporation.*

        (t) Form of Replacement Reserve Agreement dated July 22, 2004 between Springhill Lake Investors Limited Partnership, the Operating Partnerships and GMAC Commercial Mortgage Corporation.*

        (u) Form of Maryland Amended and Restated Promissory Note dated July 22, 2004 between Springhill Lake Investors Limited Partnership and the Operating Partnerships.*

*Schedules and supplemental materials to the exhibit have been omitted but will be provided to the Securities and Exchange Commission upon request.

                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP


                                   By: AIMCO/Springhill Lake Investors GP, LLC Managing General Partner


                                    By:   /s/Martha L. Long
                                          Martha L. Long
                                          Senior Vice President


                                    Date: August 4, 2004

                                                               Exhibit 10(p)
                                                    FHLMC Loan No. 002708388
                                                  Springhill Lake Apartments

                                MARYLAND AMENDED
                          AND RESTATED PROMISSORY NOTE
                             REVISION DATE 7-01-2004
                  (REVISED FOR AMENDED/RESTATED MARYLAND IDOT)

      THIS AMENDED AND RESTATED PROMISSORY NOTE is made and entered into as of the 20th day of July, 2004, from FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a
Maryland limited  partnership,  SECOND  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  THIRD  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  FOURTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  FIFTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  SIXTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  SEVENTH SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited  partnership,  EIGHTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland  limited  partnership,  NINTH  SPRINGHILL LAKE LIMITED  PARTNERSHIP,  a
Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Borrower"), to SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP a Maryland limited partnership ("Lender").

                             PRELIMINARY STATEMENTS

A. A loan was made to Borrower in the original principal amount of One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars ($113,100,000.00), the repayment of which is evidenced by a Promissory Note dated as of November 1, 2002 (the "Original Note") from Borrower, as maker, to Lender, as payee.

B. Lender is the holder of the Original Note.

C. Borrower has confirmed to Lender that Borrower has no defenses to or offsets of any kind against any of the indebtedness due under the Original Note.

D. Borrower has requested and Lender has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment. The Original Note is hereby being amended and restated in its entirety to reflect such amendments.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree that the Original Note is hereby amended and restated in its entirety as follows (as amended and restated, this "Note"):

                                                Freddie Mac Loan No.002708388
                                                Springhill Lake Apartments


                                 PROMISSORY NOTE
                          (Adjustable Rate - 7-1-2004)


US $113,500,000.00                           Effective Date: As of July 20, 2004


      FOR VALUE RECEIVED, FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, THIRD SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, FOURTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, FIFTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SIXTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SEVENTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, EIGHTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, NINTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership, and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Borrower") jointly and severally (if more than one) promises to pay to the order of SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership, (together with any subsequent holder of this Note, "Lender"), the principal sum of One Hundred Thirteen Million Five Hundred Thousand Dollars (US $113,500,000.00), with interest on the unpaid principal balance at the Adjustable Interest Rate (as hereinafter defined).

1. Defined Terms.

      As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin. However, in no event will the Adjustable Interest Rate exceed the Capped Interest Rate.

            "Amortization Period" means a period of 0 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Capped Interest Rate" is not applicable, there is no Capped Interest Rate for the Loan.

            "Default Rate" means a variable  annual  interest rate equal to four
            (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill Index Rate for such Interest Adjustment Period.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is September 1, 2004.

            "Interest Adjustment Period" means each successive one (1) calendar month period until the entire indebtedness due under this Note (the "Indebtedness") is paid in full, except that the first Interest Adjustment Period is the period from the date of this Note through July 31, 2004. Therefore, the second Interest Adjustment Period shall be the period from August 1, 2004 through August 31, 2004, and so on until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Lockout Period" means the period from the date of this Note through the day preceding the sixth (6th) Installment Due Date under this Note.

            "Margin" means sixty three one hundredths (.63) percentage points (63 basis points).

            "Maturity Date" means the earlier of (i) August 1, 2011 (the "Scheduled Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or the exercise by Lender of any right or remedy under this Note.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R)" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference Bill Index" means the one (1) month Reference Bills. One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Borrower to or for the benefit of Lender and securing this Note.

            "Window Period" means the seventy eight (78) consecutive calendar month period prior to the Scheduled Maturity Date.

            "Yield Maintenance Period" means the period from and including the day following the expiration of the Lockout Period (or if there is no Lockout Period, from and including the date of this Note) until but not including N/A.

       2. Address for Payment. All payments due under this Note shall be payable at c/o AIMCO, Stanford Place 3, 4582 S. Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

      3. Payments.

            (a) Interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

            (b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest in being calculated by the applicable Adjustable Interest Rate, dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve 30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

            (c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in
Section  1(a) of this  Note.  Except as  provided  in this  Section  3(c) and in
Section 10, accrued interest will be payable in arrears.

            (d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Maturity Date, accrued interest only shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of interest only payable pursuant to this Section 3(d) on an Installment Due Date shall equal the product of (i) annual interest on the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date at the Adjustable Interest Rate in effect for such Interest Adjustment Period, divided by 360, multiplied by (ii) the number of days in such Interest Adjustment Period.

            (e)  All  remaining   Indebtedness,   including  all  principal  and
interest, shall be due and payable by Borrower on the Maturity Date.

            (f) Lender shall provide Borrower with notice, given in the manner specified in this Note, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any Installment Due Date, then Borrower shall pay on that Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

            (g) All payments under this Note shall be made in immediately available U.S. funds.

            (h) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

            (i) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to this Note shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

            (j) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

       4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Reserved.

6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, the prepayment premium payable under Section 10, if any, and all other amounts payable under this Note shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance.

      7. Late Charge.

            (a) If any monthly installment of interest or principal and interest or other amount payable under this Note is not received in full by Lender within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

            (b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

8. Default Rate.

            (a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

            (b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

            (c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Reserved.

      10. Voluntary and Involuntary Prepayments.

            (a) Any receipt by Lender of principal due under this Note prior to the Scheduled Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Scheduled Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

            (b) Borrower may not voluntarily prepay any portion of the principal balance of this Note during the Lockout Period, if a Lockout Period is applicable to this Note. However, if any portion of the principal balance of this Note is prepaid during the Lockout Period by reason of the application by Lender of any proceeds of collateral or other security to any portion of the unpaid principal balance of this Note or following a determination that the prohibition on voluntary prepayments during the Lockout Period is in contravention of applicable law, then Borrower must also pay to Lender upon demand by Lender, a prepayment premium equal to five percent (5.0%) of the amount of principal being prepaid.

            (c) Following the end of the Lockout Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

            (d) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

            (e) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus (ii) any prepayment premium calculated pursuant to Section 10(f).

            (f) Reserved.

            (g) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to any prepayment made during the Window Period.

            (h) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

            (i) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

      11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including attorneys' fees and costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding).

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness under this Note.

      14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in this Note, whether considered separately or together with other charges, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

      15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the State of Maryland.

      18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.

      19. Notices; Written Modifications. All notices, demands and other communications (a "Notice") under or concerning this Note shall be in writing. Notices to Borrower shall be addressed to c/o AIMCO, Stanford Place 3, 4582 Ulster Street Parkway, Suite 1100, Denver, Colorado 80237, and Notices to Lender shall be addressed to the then-current address for payments to Lender under this Note. A Notice shall be deemed given on the earliest to occur of (i) the date when the Notice is received by the addressee; (ii) the first Business Day after the Notice is delivered to a recognized overnight courier service, with arrangements made for payment of charges for next Business Day delivery; or
(iii) the third Business Day after the Notice is deposited in the United States mail with postage prepaid, certified mail, return receipt requested. As used in this Note, the term "Business Day" means any day other than a Saturday, a Sunday or any other on which the U.S. Postal Service is not open for business. Any party may change the address to which Notices intended for it are to be directed by means of Notice given to the other party. Each party agrees that it will not refuse or reject delivery of any Notice given in accordance with this Section 19, that it will acknowledge, in writing, the receipt of any Notice upon request by the other party and that any Notice rejected or refused by it shall be deemed for purposes of this Section 19 to have been received by the rejecting party on the date so refused or rejected, as conclusively established by the records of the U.S. Postal Service or the courier service.

Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment.

      20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the State of Maryland. The state and federal courts and authorities with jurisdiction in the State of Maryland shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this
Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court which has jurisdiction over the parties or matters at issue under applicable law.

      21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

      [_X_]   Exhibit A       Modifications to Promissory Note

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.


WITNESS:                            FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_________________________
Print Name:                           By:  Springhill Lake Investors
                                          Limited Partnership, a Maryland
                                          limited partnership, its sole
                                          general partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner



                                                  By: /s/Patti K. Fielding(SEAL)
                                                       Patti K. Fielding
                                                       Executive Vice President

WITNESS:
                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
___________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner



                                            By: /s/Patti K. Fielding(SEAL)
                                                Patti K. Fielding
                                                Executive Vice President

 WITNESS:
                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner



                                           By: /s/Patti K. Fielding(SEAL)
                                               Patti K. Fielding
                                               Executive Vice President
WITNESS:
                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_______________________
Print Name: __________              By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner



                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


WITNESS:
                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: ______________          By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                          By: /s/Patti K. Fielding(SEAL)
                                              Patti K. Fielding
                                              Executive Vice President


WITNESS:
                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
____________________
Print Name: ______________          By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                            By: /s/Patti K. Fielding(SEAL)
                                                Patti K. Fielding
                                                Executive Vice President


WITNESS:
                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
 _________________________
 Print Name: ___________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                            By: /s/Patti K. Fielding(SEAL)
                                                Patti K. Fielding
                                                Executive Vice President

WITNESS:
                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
____________________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                         By: /s/Patti K. Fielding(SEAL)
                                             Patti K. Fielding
                                             Executive Vice President

WITNESS:
                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_______________________
Print Name: _______________         By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                          By: /s/Patti K. Fielding(SEAL)
                                              Patti K. Fielding
                                              Executive Vice President


WITNESS:
                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake
                                             Investors GP, LLC, a Delaware
                                             limited liability company, its
                                             sole general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                          By: /s/Patti K. Fielding(SEAL)
                                              Patti K. Fielding
                                              Executive Vice President


                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., a Maryland corporation)

                                    By:  Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By: Springhill Lake Investors
                                             Limited Partnership, a
                                             Maryland limited partnership,
                                             its sole general partner

                                             By:  AIMCO/Springhill Lake
                                                  Investors GP, LLC, a
                                                  Delaware limited
                                                  liability company, its
                                                  general partner

                                                By:  AIMCO Properties,
                                                      L.P., a Delaware
                                                      limited partnership,
                                                      its sole member

                                                    By:  AIMCO-GP, Inc., a
                                                         Delaware
                                                         corporation, its
                                                         sole general
                                                         partner

                                               By: /s/Patti K. Fielding(SEAL)
                                                   Patti K. Fielding
                                                   Executive Vice President

ALLONGE ATTACHED TO AND MADE A PART OF PROMISSORY NOTE DATED AS OF JULY 20, 2004, FROM FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, THIRD SPRINGHILL LAKE LIMITED PARTNERSHIP, FOURTH SPRINGHILL LAKE LIMITED PARTNERSHIP, FIFTH SPRINGHILL LAKE LIMITED PARTNERSHIP, SIXTH SPRINGHILL LAKE LIMITED PARTNERSHIP, SEVENTH SPRINGHILL LAKE LIMITED PARTNERSHIP, EIGHTH SPRINGHILL LAKE LIMITED PARTNERSHIP, NINTH SPRINGHILL LAKE LIMITED PARTNERSHIP, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, AND SPRINGFIELD FACILITIES, LLC, (SUCCESSOR BY MERGER TO SPRINGFIELD FACILITIES, INC.), COLLECTIVELY, AS BORROWER, TO THE ORDER OF SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, AS LENDER

Pay to the order of GMAC Commercial Mortgage Corporation with full recourse.

WITNESS:                            SPRINGHILL LAKE INVESTORS LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: ____________            By:  AIMCO/Springhill Lake Investors
                                          GP, LLC, a Delaware limited
                                          liability company, its sole
                                          general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited
                                                partnership, its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general
                                                     partner

                                             By: /s/Patti K. Fielding(SEAL)
                                                 Patti K. Fielding
                                                 Executive Vice President


Payments of principal, interest (including at the Default Rate), late charges, or prepayment premium received by GMAC Commercial Mortgage Corporation ("Mortgage Lender") or any subsequent holder of this Note under this Note shall be credited against the corresponding payment of principal, interest, late charges or prepayment premium due under that certain $113,500,000.00 Amended and Restated Multifamily Note dated as of July 20, 2004 from Springhill Lake Investors Limited Partnership, to the order of Mortgage Lender (the "Multifamily Note"). If the Multifamily Note is paid in full, then Springhill Lake Investors Limited Partnership will have the right and option to purchase this Note from the then holder of this Note for $1.

Pay to the order of Federal Home Loan Mortgage Corporation, without recourse.


GMAC COMMERCIAL MORTGAGE CORPORATION,            WITNESS:
a California corporation
                                                            ________________
                                                      Print Name:

By:   /s/Max W. Foore  (SEAL)
    Max W. Foore
    Vice President

                                                                   Exhibit 10(q)
                                                Freddie Mac Loan No. 002708388
                                                Springhill Lake Apartments


                                LIMITED GUARANTY
                     (MULTISTATE - REVISION DATE 11-01-2000)
                 (REVISED FOR AMENDED/RESTATED MARYLAND IDOT)


      This Limited Guaranty ("Guaranty") is entered into as of July 22, 2004, by the undersigned person(s) (the "Guarantor" whether one or more), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, and any subsequent holder of the Note (the "Lender").


                                    RECITALS


      A. SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower") has requested that Lender make a loan to Borrower in the amount of $113,500,000.00 (the "Loan"). The Loan will be evidenced by an Amended and Restated Multifamily Note from Borrower to Lender dated as of the date of this Guaranty (the "Note"). The Note is guaranteed by an Amended and Restated Guaranty ("Grantor's Guaranty") executed by FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  THIRD  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  FOURTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  FIFTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  SIXTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  SEVENTH SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  EIGHTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  NINTH  SPRINGHILL LAKE
LIMITED PARTNERSHIP, a Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership ("Springhill Commercial") and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Grantor") and dated of even date herewith. Grantor's obligations under the Loan Documents (defined below) are secured by an Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee, effective as of the date as the Note (the "Security Instrument"), encumbering the real property described in the Security Instrument (the "Property"). The Note is also secured by an Ownership Interest Pledge (the "Pledge") executed by Borrower and Springhill Commercial (together, "Pledgor"). The Note, the Grantor's Guaranty, the Security Instrument, and the Pledge are among the "Loan Documents" as that term is used herein and defined in the Security Instrument.

      B. As a condition to making the Loan to Borrower, Lender requires that the Guarantor execute this Guaranty.

      C. Guarantor represents to Lender that Guarantor has a direct or indirect ownership in Borrower and Grantor and will derive a material financial benefit from the making of the Loan.

      NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

      1. "Indebtedness" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

      2. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, and the full and prompt performance when due, of all of the following:

      (a) A portion of the Indebtedness equal to zero percent (0%) of the original principal balance of the Note (the "Base Guaranty").

      (b) In addition to the Base Guaranty, all other amounts for which either or both Borrower and Grantor is personally liable under Sections 9(c), 9(d) and 9(f) of the Note or Sections 6(c), 6(d), and 6(f) of the Security Instrument.

      (c) The payment and performance of all of Borrower's and Grantor's obligations under Section 18 of the Security Instrument.

      (d) The entire Indebtedness, in the event that (i) Borrower or Grantor or Pledgor becomes subject to any bankruptcy, reorganization, receivership, insolvency or other similar proceeding (other than a proceeding initiated by Lender)
            pursuant to any federal or state law affecting debtor and creditor rights, or (ii) an order for relief is entered against Borrower, Grantor, or Pledgor in any such proceeding (other than in a proceeding initiated by Lender).

      (e) All costs and expenses, including reasonable fees and out of pocket expenses of attorneys and expert witnesses, incurred by Lender in enforcing its rights under this Guaranty.

      (f) The amount of all recordation, transfer, documentary, or similar taxes, if any, that may be due because of the making of the loan evidenced by the Note, the execution, delivery or recordation of the Security Instrument, the execution or delivery of the Grantor's Guaranty or this Guaranty, the occurrence of any Event of Default under the Security Instrument, or otherwise arising out of the loan transaction to which the Loan Documents pertain, plus all interest, penalties and fines that may be or may become due.

      (g) If the Base Guaranty is stated in Paragraph 2(a) to be 100% of the original or unpaid principal balance of the Note, then: (i) the Base Guaranty shall mean and include the full and complete guaranty of payment and performance of the entire Indebtedness and of all Borrower's obligations under the Loan Documents; and
            (ii) for so long as the Base Guaranty remains in effect (there shall be no limit to the duration of the Base Guaranty unless otherwise expressly provided in this Guaranty), the obligations guaranteed pursuant to Paragraphs 2(b), 2(c) and 2(d) shall be part of, and not in addition to or in limitation of, the Base Guaranty. If this Guaranty is titled as a "Limited" Guaranty, such title shall not affect the interpretation or application of this Paragraph 2(g). If the Base Guaranty is stated in Paragraph 2(a) to be other than 100% of the original or unpaid principal balance of the Note, then this Paragraph 2(g) shall be completely inapplicable and shall be treated as if not a part of this Guaranty.

If Guarantor is not liable for the entire Indebtedness, then for purposes of determining Guarantor's liability under this Guaranty, all payments made by Borrower or Grantor with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument shall be applied first to the portion of the Indebtedness for which neither Borrower nor Guarantor has personal liability.

      3. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor relating to Borrower's and Grantor's obligations under Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness.

      4. Guarantor's obligations under this Guaranty constitute an unconditional guaranty of payment and performance and not merely a guaranty of collection.

      5. The obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional irrespective of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor. Guarantor hereby waives the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor. Guarantor hereby waives the benefits of any right of discharge under any and all statutes or other laws relating to a guarantor, a surety, a borrower or a mortgagor, and any other rights of a surety, a guarantor, a borrower or a mortgagor thereunder. Without limiting the generality of the foregoing, Guarantor hereby waives, to the fullest extent permitted by law, diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower or Grantor of any obligation or indebtedness. Guarantor also waives, to the fullest extent permitted by law, all rights to require Lender to (a) proceed against Borrower or any other guarantor of Borrower's or Grantor's payment or performance with respect to the Indebtedness (an "Other Guarantor") (b) if Borrower, Grantor or any Other Guarantor is a partnership, proceed against any general partner of Borrower, Grantor or the Other Guarantor,
(c) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness, or (d) pursue any other remedy it may now or hereafter have against Borrower or Grantor, or, if Borrower or Grantor is a partnership, any general partner of Borrower or Grantor. Guarantor further waives, to the fullest extent permitted by applicable law, any right to revoke this Guaranty as to any future advances by Lender under the Security Instrument to protect Lender's interest in the Property.

      6. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, (a) the time for payment of the principal of or interest on the Indebtedness may be extended or the Indebtedness may be renewed in whole or in part; (b) the time for Borrower's or Grantor's performance of or compliance with any covenant or agreement contained in the Note, the Grantor's Guaranty, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, may be extended or such performance or compliance may be waived; (c) the maturity of the Indebtedness may be accelerated as provided in the Note, the Security Instrument, or any other Loan Document; (d) the Note, the Security Instrument, or any other Loan Document may be modified or amended by Lender and Borrower in any respect, including, but not limited to, an increase in the principal amount; and (e) any security for the Indebtedness may be modified, exchanged, surrendered or otherwise dealt with or additional security may be pledged or mortgaged for the Indebtedness.

      7. If more than one person executes this Guaranty, the obligations of those persons under this Guaranty shall be joint and several. Lender, in its sole and absolute discretion, may (a) bring suit against Guarantor, or any one or more of the persons constituting Guarantor, and Grantor and any Other Guarantor, jointly and severally, or against any one or more of them; (b) compromise or settle with any one or more of the persons constituting Guarantor for such consideration as Lender may deem proper; (c) release one or more of the persons constituting Guarantor, or Grantor or any Other Guarantor, from liability; and (d) otherwise deal with Guarantor and Grantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty. Nothing contained in this paragraph shall in any way affect or impair the rights or obligations of Guarantor with respect to any Other Guarantor.

      8. Any indebtedness of Borrower or Grantor held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and any such indebtedness of Borrower or Grantor shall be collected, enforced and received by Guarantor, as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

      9. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or Grantor or any general partner of Borrower or Grantor by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower or Grantor to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.

      10. If any payment by Borrower or Grantor is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower or Grantor, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

      11. Guarantor shall from time to time, upon request by Lender, deliver to Lender such financial statements as Lender may reasonably require.

      12. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall include, in addition to Lender, any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities.

      13. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that Guarantor has received copies of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by an agreement in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that agreement.

      14. Guarantor agrees that any controversy arising under or in relation to this Guaranty shall be litigated exclusively in the jurisdiction where the Land is located (the "Property Jurisdiction"). The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have exclusive jurisdiction over all controversies which shall arise under or in relation to this Guaranty, the Note, the Security Instrument or any other Loan Document. Guarantor irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise.

      15. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.


      ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

            |X|   Exhibit A   Modifications to Guaranty


      IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty under seal or has caused this Guaranty to be signed and delivered under seal by its duly authorized representative. Guarantor intends that this Guaranty shall be deemed to be signed and delivered as a sealed instrument.

                                   GUARANTOR:


                                    AIMCO PROPERTIES, L.P., a Delaware
                                      limited partnership

                                    By:   AIMCO-GP, Inc., a Delaware
                                         corporation, its general partner



                                         By:    /s/Patti K. Fielding
                                              Patti K. Fielding
                                              Executive Vice President

                                                                   Exhibit 10(r)
                                                      FHLMC Loan No. 002708388
                                                    Springhill Lake Apartments

                              AMENDED AND RESTATED
                                    GUARANTY
                  MARYLAND IDOT - 100% PROPERTY OWNER GUARANTY
                              REVISION DATE 4-7-03

                 (REVISED FOR AMENDED/RESTATED MARYLAND IDOT)

      This Amended and Restated Guaranty ("Guaranty") is entered into to be effective as of July 22, 2004, by the undersigned person(s) (the "Guarantor" jointly and severally if more than one), for the benefit of GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation (the "Lender").

                                    RECITALS

A. A loan (the "Loan") was made by SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Borrower") in the original principal amount of One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars ($113,100,000.00), the repayment of which is evidenced by a Consolidated, Amended and Restated Multifamily Note dated as of November 1, 2002 (the "Original Note") from Borrower, as maker, to Lender, as payee.

B.  Borrower's   obligations  under  the  Original  Note  are  guaranteed  by  a
Consolidated, Amended and Restated Payment Guaranty dated as of November 1, 2002 (the "Original Guaranty") from Guarantor to Lender.

C. Lender is the current holder of the Original Note and the Original Guaranty.

D. Borrower has requested and Lender has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment. The amended Loan will be evidenced by an Amended and Restated Multifamily Note from Borrower to Lender dated effective as of the effective date of this Guaranty (the "Note").

E. This Guaranty will be secured by an Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee dated effective as of the effective date of this
Guaranty (the "Security Instrument"), encumbering the Mortgaged Property described in the Security Instrument.

F. As a condition to amending the Loan, Lender requires that the Guarantor execute this Guaranty.

      NOW, THEREFORE, in order to induce Lender to amend the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows:

1. Defined Terms. "Indebtedness," "Loan Documents" and "Property Jurisdiction" and other capitalized terms used but not defined in this Guaranty shall have the meanings assigned to them in the Security Instrument.

2. Scope of Guaranty. Guarantor hereby absolutely, unconditionally and irrevocably guarantees to Lender the full and complete payment when due of the entire Indebtedness and each and every installment thereof, and the full and timely performance of all Borrower's obligations under the Loan Documents.

3.                Intentionally Omitted.

4. Guarantor's Obligations Survive Foreclosure. The obligations of Guarantor under this Guaranty shall survive any foreclosure proceeding, any foreclosure sale, any delivery of any deed in lieu of foreclosure, and any release of record of the Security Instrument, and, in addition, the obligations of Guarantor under Section 18 of the Security Instrument shall survive any repayment or discharge of the Indebtedness. Notwithstanding the foregoing, if Lender has never been a mortgagee-in-possession of or held title to the Mortgaged Property, Guarantor shall have no obligation under this Guaranty relating to obligations under Section 18 of the Security Instrument after the date of the release of record of the lien of the Security Instrument as a result of the payment in full of the Indebtedness on the Maturity Date or by voluntary prepayment in full. Guarantor is a party to, and direct obligor under, the Security Instrument and certain other of the Loan Documents. Nothing in this Guaranty is meant to in any way diminish Guarantor's direct obligations and liabilities under such Loan Documents, and Lender may exercise all rights and remedies against Guarantor and the Mortgaged Property under such Loan Documents with or without proceeding under this Guaranty, at Lender's option.

5. Guaranty of Payment and Performance. Guarantor's obligations under this Guaranty constitute an unconditional guaranty of payment and performance and not merely a guaranty of collection.

6.                No Demand by  Lender  Necessary;  Waivers  by  Guarantor.  The
                  obligations of Guarantor under this Guaranty shall be performed without demand by Lender and shall be unconditional regardless of the genuineness, validity, regularity or enforceability of the Note, the Security Instrument, or any other Loan Document, and without regard to any other circumstance which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor. Guarantor hereby waives, to the fullest extent permitted by applicable law:

(a) the benefit of all principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and agrees that Guarantor's obligations shall not be affected by any circumstances, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety, a guarantor, a borrower or a mortgagor;

(b) the benefits of any right of discharge under any and all statutes or other laws relating to a guarantor, a surety, a borrower or a mortgagor, and any other rights of a surety, a guarantor, a borrower or a mortgagor under such statutes or laws;

(c) diligence in collecting the Indebtedness, presentment, demand for payment, protest, all notices with respect to the Note and this Guaranty which may be required by statute, rule of law or otherwise to preserve Lender's rights against Guarantor under this Guaranty, including, but not limited to, notice of acceptance, notice of any amendment of the Loan Documents, notice of the occurrence of any default or Event of Default, notice of intent to accelerate, notice of acceleration, notice of dishonor, notice of foreclosure, notice of protest, and notice of the incurring by Borrower of any obligation or indebtedness;

(d) all rights to cause a marshalling of the Borrower's assets or to require Lender to:

(i) proceed against Borrower or any other guarantor of Borrower's payment or performance under the Loan Documents (an "Other Guarantor");

(ii) proceed against any general partner of Borrower or any Other Guarantor if Borrower or any Other Guarantor is a partnership;

(iii) proceed against or exhaust any collateral held by Lender to secure the repayment of the Indebtedness; or

(iv) pursue any other remedy it may now or hereafter have against Borrower, or, if Borrower is a partnership, any general partner of Borrower; and

(e) any right to object to the timing, manner or conduct of Lender's enforcement of its rights under any of the Loan Documents; and

(f) any right to revoke this Guaranty as to any future advances by Lender under the terms of the Security Instrument to protect Lender's interest in the Mortgaged Property.

7. Modification of Loan Documents. At any time or from time to time and any number of times, without notice to Guarantor and without affecting the liability of Guarantor, Lender may:

(a) extend the time for payment of the principal of or interest on the Indebtedness or renew the Indebtedness in whole or in part;

(b) extend the time for Borrower's performance of or compliance with any covenant or agreement contained in the Note, the Security Instrument or any other Loan Document, whether presently existing or hereinafter entered into, or waive such performance or compliance;

(c) accelerate the Maturity Date of the Indebtedness as provided in the Note, the Security Instrument, or any other Loan Document;

(d)               with  Borrower,   modify  or  amend  the  Note,  the  Security
                  Instrument, or any other Loan Document in any respect, including, but not limited to, an increase in the principal amount; and/or

(e)               modify,  exchange,   surrender  or  otherwise  deal  with  any
                  security for the Indebtedness or accept additional security that is pledged or mortgaged for the Indebtedness.

8. Joint and Several Liability. The obligations of Guarantor (and each party named as a Guarantor in this Guaranty) and any Other Guarantor shall be joint and several. Lender, in its sole and absolute discretion, may:

(a) bring suit against Guarantor, or any one or more of the parties named as a Guarantor in this Guaranty, and any Other Guarantor, jointly and severally, or against any one or more of them;

(b) compromise or settle with Guarantor, any one or more of the parties named as a Guarantor in this Guaranty, or any Other Guarantor, for such consideration as Lender may deem proper;

(c) release one or more of the parties named as a Guarantor in this Guaranty, or any Other Guarantor, from liability; and

(d) otherwise deal with Guarantor and any Other Guarantor, or any one or more of them, in any manner, and no such action shall impair the rights of Lender to collect from Guarantor any amount guaranteed by Guarantor under this Guaranty.

9. Subordination of Borrower's Indebtedness to Guarantor. Any indebtedness of Borrower held by Guarantor now or in the future is and shall be subordinated to the Indebtedness and Guarantor shall collect, enforce and receive any such indebtedness of Borrower as trustee for Lender, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

10. Waiver of Subrogation. Guarantor shall have no right of, and hereby waives any claim for, subrogation or reimbursement against Borrower or any general partner of Borrower by reason of any payment by Guarantor under this Guaranty, whether such right or claim arises at law or in equity or under any contract or statute, until the Indebtedness has been paid in full and there has expired the maximum possible period thereafter during which any payment made by Borrower to Lender with respect to the Indebtedness could be deemed a preference under the United States Bankruptcy Code.
11. Preference. If any payment by Borrower is held to constitute a preference under any applicable bankruptcy, insolvency, or similar laws, or if for any other reason Lender is required to refund any sums to Borrower, such refund shall not constitute a release of any liability of Guarantor under this Guaranty. It is the intention of Lender and Guarantor that Guarantor's obligations under this Guaranty shall not be discharged except by Guarantor's performance of such obligations and then only to the extent of such performance.

12. Financial Statements. Guarantor, from time to time upon written request by Lender, shall deliver to Lender such financial statements as Lender may reasonably require.

13. Assignment. Lender may assign its rights under this Guaranty in whole or in part and upon any such assignment, all the terms and provisions of this Guaranty shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties, and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference in this Guaranty to "person" or "persons" shall be deemed to include individuals and entities.

14. Complete and Final Agreement. This Guaranty and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Guaranty and the other Loan Documents. Guarantor acknowledges that Guarantor has received a copy of the Note and all other Loan Documents. Neither this Guaranty nor any of its provisions may be waived, modified, amended, discharged, or terminated except by a writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing.

15. Governing Law. This Guaranty shall be governed by the law of the Property Jurisdiction.

16. Jurisdiction; Venue. Guarantor agrees that any controversy arising under or in relation to this Guaranty may be litigated in the Property Jurisdiction, and that the state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies which shall arise under or in relation to this Guaranty. Guarantor irrevocably consents to service, jurisdiction and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing herein is intended to limit Lender's right to bring any suit, action or proceeding relating to matters arising under this Guaranty against Guarantor or any of Guarantor's assets in any court of any other jurisdiction.

17. Guarantor's Interest in Borrower. Guarantor represents to Lender that Guarantor has a direct or indirect ownership or other financial interest in Borrower and will derive a direct material financial benefit from the making of the Loan.

18. GUARANTOR AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS GUARANTY OR THE RELATIONSHIP BETWEEN THE PARTIES AS GUARANTOR AND LENDER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT.  The following Exhibit is attached to this Guaranty:

            -----
             X       Exhibit A     Modifications to Guaranty
            -----

IN WITNESS WHEREOF, Guarantor has signed and delivered this Guaranty under seal or has caused this Guaranty to be signed and delivered under seal by its duly authorized representative. Guarantor intends that this Guaranty shall be deemed to be signed and delivered as a sealed instrument.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



                                   GUARANTOR:


                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                               By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership

                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., a Maryland corporation)

                                    By:  Springhill Commercial Limited
                                         Partnership, a Maryland limited
                                         partnership, its sole member

                                         By: Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                             By:  AIMCO/Springhill Lake
                                                  Investors GP, LLC, a
                                                  Delaware limited liability
                                                  company, its general partner

                                                By:  AIMCO Properties, L.P.,
                                                      a Delaware limited
                                                      partnership, its sole
                                                      member

                                                    By:  AIMCO-GP, Inc., a
                                                         Delaware
                                                         corporation, its
                                                         sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                                                   Exhibit 10(s)
                                                  Freddie Mac Loan No. 002708388
                                                      Springhill Lake Apartments


                             REPAIR ESCROW AGREEMENT
                           (REVISION DATE 01-31-2003)


      This REPAIR ESCROW AGREEMENT ("Agreement") is made and entered into, to be effective as of July 22, 2004, by and among SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Maker"), and FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  THIRD  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  FOURTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  FIFTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  SIXTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  SEVENTH SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland limited  partnership,  EIGHTH  SPRINGHILL LAKE
LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,  NINTH  SPRINGHILL LAKE
LIMITED PARTNERSHIP, a Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Grantor"), and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender") and its successors and assigns.

                             W I T N E S S E T H:

WHEREAS, at Maker's and Grantor's request, Lender has agreed to make and Maker has agreed to accept that certain loan in the amount of $113,500,000.00 (the "Loan") which is evidenced by the Amended and Restated Multifamily Note executed by Maker (the "Note"), the payment and performance of which is guaranteed by the Amended and Restated Guaranty of Grantor (the "Guaranty"). The obligations of Grantor are secured by the Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee, effective as of the date of the Note and Guaranty, executed by Grantor for the benefit of Lender, encumbering the Land, Improvements and other Mortgaged Property (the "Security Instrument"). The Land is described on Exhibit "A" attached to this Agreement; and

WHEREAS, Maker and Grantor are referred to herein jointly and severally as "Borrower"; and

WHEREAS, as a condition of making the Loan, Lender is requiring Borrower to make the Repairs to the Improvements, which Repairs are generally described in the Schedule of Work attached to this Agreement as Exhibit "B"; and

WHEREAS, in order to assure that the Repairs are made and paid for in a timely manner, Lender is requiring Borrower to establish the Repair Escrow Fund with Lender pursuant to the terms of this Agreement.

      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Completion Date" [SEE EXHIBIT B].

      (b) "Disbursement Request" means Borrower's written requests to Lender in the form attached to this Agreement as Exhibit "C" for the disbursement of money from the Repair Escrow Fund pursuant to
            Section 3 below, which requests shall not be made more often than once every ninety (90) days during the term of this Agreement.

      (c) "Improvements" means the buildings and improvements situated upon the Land, currently constituting a multifamily apartment project known as Springhill Lake Apartments.

      (d) "Loan" means the loan from Lender in the original principal amount of One Hundred Thirteen Million Five Hundred Thousand and 00/100 Dollars ($113,500,000.00), as evidenced by the Note, guaranteed by the Guaranty, and secured by the Security Instrument.

      (e) "Minimum Disbursement Request Amount" means Two Thousand Five Hundred and 00/100 Dollars ($2,500.00).

      (f)   "Property" means the Land and Improvements.

      (g) "Repairs" means the repairs to be made to the Property, as described on the Schedule of Work or as otherwise required by Lender in accordance with this Agreement.

      (h) "Repair Escrow Deposit" means the sum of Six Hundred Seventy Four Thousand Nine Hundred Thirty Eight and 00/100 Dollars ($674,938.00) deposited into escrow with Lender as of the effective date of this Agreement, together with interest, if any, to be held in accordance with the provisions of this Agreement.

      (i) "Repair Escrow Fund" means the account established by this Agreement into which the Repair Escrow Deposit is deposited.

      (j) "Schedule of Work" means the schedule of work for the Repairs attached to this Agreement as Exhibit "B".

      (k) "Security Instrument" means the Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee from Grantor for the benefit of Lender encumbering the Property described above.

2. Repair Escrow Fund.

      (a) Establishment. Lender acknowledges that Borrower has established the Repair Escrow Fund by depositing the amount of the Repair Escrow Deposit with Lender. Borrower and Lender agree that all moneys deposited into the Repair Escrow Fund shall be held by Lender in an interest bearing account if Lender estimates that the Repairs will require longer than ninety (90) days to complete. Lender shall not be required to hold the Repair Escrow Deposit in an interest bearing account if the Repairs are required to be completed in ninety (90) days or less. Any interest earned on such moneys shall be added to the principal balance of the Repair Escrow Fund and disbursed in accordance with the provisions of this Agreement. Lender shall be entitled to deduct from the Repair Escrow Fund a one- time fee in the amount of Fifty and 00/100 Dollars ($50.00) for establishing the Repair Escrow Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Repair Escrow Fund or for obtaining any specific level or percentage of earnings on such investment.

      (b) Use. The Repair Escrow Deposit shall, except as otherwise stated in this Agreement, be used for the purpose of paying, or reimbursing Borrower for, the costs of the Repairs.

3. Disbursements. From time to time, as construction and completion of the Repairs progresses, upon Borrower's submission of a Disbursement Request in the form attached to this Agreement as Exhibit C, and provided that Borrower is in full compliance with all the applicable conditions set forth in this Agreement and in the other Loan Documents, Lender shall make disbursements from the Repair Escrow Fund for payment or reimbursement of the actual costs of the Repairs. Borrower must sign the Borrower's Disbursement Request and Borrower must include with its Disbursement Request a report setting out the progress of the Repairs and any other reports or information relating to the construction of the Repairs that may be reasonably requested by Lender. Borrower must include with each Disbursement Request copies of any applicable invoices and/or bills and appropriate lien waivers for the prior period for which disbursement was made, executed by all contractors and suppliers supplying labor or materials for the Repairs. Unless waived by Lender in writing, Borrower must also include a report prepared by the professional engineer employed by Lender as to the status of the Repairs. Except for the final Disbursement Request, no Disbursement Request shall be for an amount less than the Minimum Disbursement Request Amount.

4. Reporting Requirements; Completion. Prior to receiving the final disbursement from the Repair Escrow Fund, Borrower must deliver to Lender, in addition to the information required by Section 3 above, the following:

      (a) Contractor's Certificate. A certificate signed by each major contractor and supplier of materials, as reasonably determined by Lender, engaged to provide labor or materials for the Repairs to the effect that such contractor or supplier has been paid in full for all work completed and that the portion of the Repairs provided by such contractor or supplier has been fully completed in accordance with the plans and specifications (if any) provided to it by Borrower and that such portion of the Repairs is in compliance with all applicable building codes and other rules and regulations promulgated by applicable regulatory or governmental authorities;

      (b) Borrower's Certificate. A certificate signed by Borrower to the effect that the Repairs have been fully paid for, that all money disbursed hereunder has been used for the Repairs and no claim or claims exist against the Borrower or against the Property out of which a lien based on furnishing labor or material exists or might ripen. Borrower may except from the certificate described in the preceding sentence any claim or claims that Borrower intends to contest, provided that any such claim or claims are described in Borrower's certificate and Borrower certifies to Lender that the money in the Repair Escrow Fund is sufficient to make payment of the full amount which might in any event be payable in order to satisfy such claim or claims. If required by Lender, Borrower also shall certify to Lender that such portion of the Repairs is in compliance with all applicable zoning ordinances;

      (c) Engineer's Certificate. A certificate signed by the professional engineer employed by Lender to the effect that the Repairs have been completed in a good and workmanlike manner in compliance with the Schedule of Work and all applicable building codes, zoning ordinances and other rules and regulations promulgated by applicable regulatory or governmental authorities; and

      (d) Other Certificates. Any other certificates of approval, acceptance or compliance required by Lender from or by the city, county, state or federal governmental authorities having jurisdiction over the Property and the Repairs.

5. Indirect and Excess Disbursements. Lender, in its sole judgment, is authorized to hold, use and disburse from the Repair Escrow Fund to pay any and all costs, charges and expenses whatsoever and howsoever incurred or required in connection with the construction and completion of the Repairs, or in the payment or performance of any obligation of Borrower to Lender. If Lender, for purposes specified in this Section 5, shall elect to pay any portion of the money in the Repair Escrow Fund to parties other than Borrower, then Lender may do so, at any time and from time to time, and the amount of advances to which Borrower shall be entitled under this Agreement shall be correspondingly reduced.

6. Schedule of Work. All disbursements from the Repair Escrow Fund shall be limited to the costs of those items set forth on the Schedule of Work attached to this Agreement as Exhibit "B".

7.    Repairs. Borrower covenants and agrees with Lender as follows:

      (a) Commencement of Work. Except as set forth on Exhibit D, prior to the recordation of the Security Instrument, no work of any kind has been or will be commenced or performed upon the Property and no materials or equipment have been or will be delivered to or upon the Property. In the event that any work of any kind has been commenced or performed upon the Property, or in the event that any materials or equipment have been ordered or delivered to or upon the Property, then (i) prior to the execution of the Security Instrument the Borrower shall fully disclose in writing to the title insurance company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument that work has been commenced or performed on the Property, or materials or equipment have been ordered or delivered to or upon the Property, (ii) prior to the execution of the Security Instrument Borrower shall have obtained and delivered to Lender and the title company issuing the mortgagee title insurance policy insuring the lien of the Security Instrument lien waivers from all contractors, subcontractors, suppliers, or any other applicable party, pertaining to all work commenced or performed on the Property, or materials or equipment ordered or delivered to or upon the Property, and (iii) the final mortgagee's title insurance policy insuring the lien of the Security Instrument shall take no exception from coverage for any mechanics or materialmen's liens.

      (b) Construction. Borrower will commence the Repairs as soon as practicable after the date of this Agreement and will diligently proceed with and complete the Repairs on or before the Completion Date in a workmanlike manner and in accordance with the Schedule of Work, good building practices and all applicable laws, ordinances, rules and regulations.

      (c) Changes in Schedule of Work. Without the prior written consent of Lender, Borrower will make no departures from or alterations to the Schedule of Work.

      (d) Inspections. Borrower will permit Lender or any person designated by Lender (including without limitation a professional inspection engineer) and any interested governmental authority, at any time and from time to time, to inspect the Repairs and Improvements and to examine and copy all of Borrower's books and records and all contracts and bills pertaining to the Repairs and Improvements. Lender shall be entitled to deduct from the Repair Escrow Fund reasonable fees for performing any such inspections and/or an amount sufficient to reimburse Lender for all fees and expenses charged by any professional inspection engineer employed by Lender in connection with any such inspection. Borrower agrees to cause the replacement of any material or work that is defective, unworkmanlike, does not comply with any applicable law, ordinance, rule or regulation, or does not comply with the requirements of this Agreement, as determined by Lender. Prior to and as a condition of the final disbursement of funds from the Repair Escrow Fund, Lender shall inspect or cause to be inspected the Repairs and the Improvements to determine that all Repairs, including but not limited to interior and exterior repairs, have been completed in a manner acceptable to Lender.

      (e) Purchases. Without the prior written consent of Lender, no materials, machinery, equipment, fixtures or any other part of the Repairs shall be purchased or installed under conditional sale contracts or lease agreements, or any other arrangement wherein title to such Repairs is retained or subjected to a purchase money security interest, or the right is reserved or accrues to anyone to remove or repossess any such Repairs, or to consider them as personal property.

8. Lien Protection. Borrower shall promptly pay or cause to be paid, when due, all costs, charges and expenses incurred in connection with the construction and completion of the Repairs, and shall keep the Property free and clear of any and all liens other than the lien of the Security Instrument and any other junior lien which may be consented to by Lender.

9. Adverse Claims. Borrower shall promptly advise Lender in writing of any litigation, liens, or claims affecting the Property and of all complaints and charges made by any governmental authority or any governmental department, bureau, commission or agency exercising supervision or control over Borrower or its business, which may delay or adversely affect the Repairs.

10.   Compliance With Laws; Insurance Requirements.

      (a) Compliance With Laws. All Repairs shall comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property, and with all applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Repairs. All such policies shall be in form and amount satisfactory to Lender. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Lender.

11. Use of Repair Escrow Fund. Borrower will accept disbursements from the Repair Escrow Fund in accordance with the provisions of this Agreement and will use, or cause to be used, each such disbursement solely to pay for materials, labor and services, or to pay costs and expenses for which such disbursement is requested.

12. Conditions Precedent. Lender shall not be obligated to make any disbursement from the Repair Escrow Fund to or for the benefit of Borrower unless at the time of each Disbursement Request all of the following conditions prevail:

      (a) No Default. There shall exist no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

      (b) Representations and Warranties. All representations and warranties of Borrower set forth in this Agreement and in the Loan Documents are true.

      (c) Continuing Compliance. Borrower shall be in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

      (d) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

      (e) Approvals. All licenses, permits, and approvals of governmental authorities required for the Repairs as completed to the applicable stage have been obtained.

      (f) Legal Compliance. The Repairs as completed to the applicable stage do not violate any laws, ordinances, rules or regulations, or building lines or restrictions applicable to the Property.

13. Right to Complete Repairs. If Borrower abandons or fails to proceed diligently with the Repairs or otherwise is in default under this Agreement, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of the Repairs. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Repairs and the payment, settlement, or compromise of all claims for materials and work performed in connection with the Repairs) and do any and all things necessary or proper to complete the Repairs including signing
      Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete the Repairs, but Lender may, in Lender's sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Note, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

14. Insufficient Account. If Lender determines in its reasonable discretion that the money in the Repair Escrow Fund is insufficient to pay for the Repairs, Lender shall so notify Borrower, in writing, and as soon as possible (but in no event later than twenty (20) days after such notice) Borrower shall pay to Lender an amount, in cash, equal to such deficiency, which amount shall be placed in the Repair Escrow Fund by Lender.

15. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Jurisdiction and other applicable laws in and to all money in the Repair Escrow Fund as such may increase or decrease from time to time, and all interest and dividends thereon and all proceeds thereof.

16. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Jurisdiction and under any other applicable laws and, in addition, may retain all moneys in the Repair Escrow Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or other Loan Documents, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees actually incurred and/or repairs to the Property.

      17. Termination. This Agreement shall terminate upon the completion of the Repairs in accordance with this Agreement and Lender's satisfaction, and the full disbursement by Lender of the Repair Escrow Fund. In the event there are funds remaining in the Repair Escrow Fund after the Repairs have been completed in accordance with this Agreement, and provided no default by Borrower exists under this Agreement or under any other Loan Documents, such funds remaining in the Repair Escrow Fund shall be refunded by Lender to the Borrower.

18. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document and, if there shall exist a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument or other Loan Documents, then the terms and provisions of the Note, Security Instrument and other Loan Documents shall control.

19.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, and Loan Servicer or any of their respective agents or employees, shall be liable for any losses, costs or damages which may be incurred by any of them as a result thereof, except that no party will be released from liability for any losses, costs or damages arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer, and their respective agents and employees, against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs, which may be imposed or incurred by any of them in connection with this Agreement, except that no such party will be indemnified from any losses, claims, damages, liabilities and expenses arising out of the willful misconduct or gross negligence of such party.

20. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

21. Successors and Assigns. Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

22. Attorneys' Fees. In the event that Lender shall engage the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) actually incurred.

23. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as may be deemed necessary by Lender.

24. Determinations by Lender. In any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

25. Completion of Repairs. Lender's disbursement of moneys in the Repair Escrow Fund or other acknowledgment of completion of any Repair in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Repair has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for insuring that all Repairs are completed in accordance with all such governmental requirements.

26. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

27. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no unwritten oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations, and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged, or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge, or termination is sought, and then only to the extent set forth in that writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, any one or more, or all, of the Modifications to Agreement set forth in Exhibit "E" (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

28. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

      ATTACHED   EXHIBITS.   The  following  Exhibits  are  attached  to  this
      Agreement:

      |X |    Exhibit A       Legal Description of Land (required)

      |X |    Exhibit B       Schedule of Work (required)

      |X |    Exhibit C       Disbursement Request (required)

      |X |    Exhibit D       Work  Performed  or  Commenced  and  Material or
              Equipment Ordered (required, if none, state "NONE")

      |    |  Exhibit E       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


                                     MAKER:
WITNESS:
                                    SPRINGHILL LAKE INVESTORS LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
__________________
Print Name: _________               By:  AIMCO/Springhill Lake Investors GP,
                                        LLC, a Delaware limited liability
                                        company, its sole general partner

                                        By:  AIMCO Properties, L.P., a
                                             Delaware limited partnership,
                                             its sole member

                                        By:  AIMCO-GP, Inc., a Delaware
                                             corporation, its sole general
                                             partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2848939
                                    Maker's Social Security/Employer ID Number


WITNESS:
                                    GRANTOR:
__________________
Print Name: _____________           FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership


                                    By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852803
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
___________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852804
                                    Grantor's Social Security/Employer ID Number


 WITNESS:
                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852818
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_______________________
Print Name: __________              By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852819
                                    Grantor's Social Security/Employer ID Number

WITNESS:
                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: ______________          By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852820
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
____________________
Print Name: ______________          By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852821
                                    Grantor's Social Security/Employer ID Number

WITNESS:
                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
 _________________________
 Print Name: ___________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852823
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
____________________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852825
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_______________________
Print Name: _______________         By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852827
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2926871
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., a Maryland corporation)
__________________________
Print Name: ____________            By:  Springhill Commercial Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole member

                                        By:  Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                            By:  AIMCO/Springhill Lake
                                                 Investors GP, LLC, a
                                                 Delaware limited liability
                                                 company, its sole general
                                                 partner

                                                By:  AIMCO Properties, L.P.,
                                                     a Delaware limited
                                                     partnership, its sole
                                                     member

                                                    By:  AIMCO-GP, Inc., a
                                                         Delaware
                                                         corporation, its
                                                         sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2926871
                                    Grantor's Social Security/Employer ID Number


                                     LENDER:
WITNESS:
                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                      California corporation
  __________________
Print Name: _______________

                                    By:  /s/Max W. Foore                (SEAL)
                                       Max W. Foore
                                       Vice President

                                                                   Exhibit 10(t)
                                                  Freddie Mac Loan No. 002708388
                                                      Springhill Lake Apartments


                          REPLACEMENT RESERVE AGREEMENT
                                  MARYLAND IDOT
                            (REVISION DATE 4-7-2003)


      This REPLACEMENT RESERVE AGREEMENT ("Agreement") is made and entered into, to be effective as of July 22, 2004, by and among SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP, a Maryland limited partnership ("Maker"), and FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, THIRD SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, FOURTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, FIFTH
SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SIXTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SEVENTH
SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, EIGHTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, NINTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, "Grantor") and GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender") and its successors and assigns.


                             W I T N E S S E T H:


      WHEREAS, at Maker's and Grantor's request, Lender has agreed to make and Maker has agreed to accept that certain loan in the amount of $113,500,000.00 (the "Loan") which is evidenced by the Amended and Restated Multifamily Note executed by Maker (the "Note"), the payment and performance of which is guaranteed by the Amended and Restated Guaranty of Grantor (the "Guaranty"). The obligations of Grantor are secured by the Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee, effective as of the date of the Note and Guaranty, executed by Grantor for the benefit of Lender, encumbering the Land, Improvements and other Mortgaged Property (the "Security Instrument"). The Land is described on Exhibit "A" attached to this Agreement; and

      WHEREAS, Maker and Grantor are referred to herein jointly and severally as "Borrower"; and

      WHEREAS,  as a condition of making the Loan, Lender is requiring  Borrower
to  establish  the   Replacement   Reserve  Fund  for  the  funding  of  Capital
Replacements throughout the Loan term.

      NOW, THEREFORE, for and in consideration of the Loan, the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Definitions. The following terms used in this Agreement shall have the meanings set forth below in this Section 1. Any term used in this Agreement and not defined shall have the meaning given to that term in the Security Instrument.

      (a) "Capital Replacement" means the replacement of those items listed on Exhibit "B" of this Agreement and such other replacements of equipment, major components or capital systems related to the Improvements as may be approved in writing or required by Lender.

      (b) "Disbursement Period" means the interval between disbursements from the Replacement Reserve Fund, which interval shall be no shorter than once a quarter.

      (c)   "Improvements"   means  the   buildings,   Personal   Property   and
            improvements situated upon the Land, currently constituting a multifamily apartment project known as Springhill Lake Apartments.

      (d) "Initial Deposit" means the amount of Zero Dollars ($0.00) made as of the date of this Agreement.

(e) Inspection Fee means a fee for performing any inspection required by this Agreement in an amount not to exceed Three Hundred and 00/100 Dollars ($300.00) per inspection.

      (f) Investment Fee means a one time fee for establishing the Replacement Reserve Fund in the amount of Fifty and 00/100 Dollars ($50.00).

      (g) "Loan" means the loan from Lender in the original principal amount of One Hundred Thirteen Million Five Hundred Thousand and 00/100 Dollars ($113,500,000.00), as evidenced by the Note, guaranteed by the Guaranty, and secured by the Security Instrument.

      (h) "Minimum Disbursement Request Amount" means Two Thousand Five Hundred and 00/100 Dollars ($2,500.00).

      (i) "Monthly Deposit" means the amount of Ninety Six Thousand Eight Hundred Seventy Four and 92/100 Dollars ($96,874.92) per month to be deposited into the Replacement Reserve Fund in accordance with this Agreement.

      (j)   "Property" means the Land and Improvements.

      (k) "Replacement Reserve Deposit" means the Initial Deposit, the Monthly Deposit and/or the Revised Monthly Deposit, as appropriate.

      (l) "Replacement Reserve Fund" means the account established pursuant to this Agreement to defray the costs of Capital Replacements.

      (m) "Review Period" means the period ending 84 months after the first monthly payment date.

      (n) "Revised Monthly Deposit" means the amount per month that Lender determines Borrower must deposit in the Replacement Reserve Fund during any Subsequent Review Period.

      (o) "Security Instrument" means the Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee, from Grantor for the benefit of Lender encumbering the Property described above.

      (p) "Subsequent Review Period" means the period of N/A months commencing either (i) at the termination of the Review Period or (ii) at the termination of a prior Subsequent Review Period. There may be more than one Subsequent Review Period.

2. Replacement Reserve Fund.

      (a) Establishment; Funding.
(i) Upon the closing of the Loan, the parties shall establish the Replacement Reserve Fund and, if required by Lender, Borrower shall pay the Initial Deposit to Lender for deposit into the Replacement Reserve Fund.

(ii) Commencing on the date the first installment of principal and/or interest is due under the Note and continuing on the same day of each successive month until the end of the Review Period, Borrower shall pay the Monthly Deposit to Lender for deposit into the Replacement Reserve Fund, together with its regular monthly payments of principal and interest as required by the Note and Security Instrument.

(iii) Prior to the end of the Review Period, Lender will assess the physical condition of the Property. Lender may adjust the Monthly Deposit at the termination of the Review Period to reflect Lender's determination of the condition of the Property. Upon written notice from Lender or Loan Servicer, Borrower shall begin paying the Revised Monthly Deposit on the first monthly payment date of the Subsequent Review Period and shall continue paying the Revised Monthly Deposit until Lender further adjusts the Replacement Reserve Deposit during a Subsequent Review Period, if applicable. If Lender does not provide Borrower with written notice of a Revised Monthly Deposit, Borrower shall continue to pay the Monthly Deposit or the Revised Monthly Deposit then in effect.

      (b) Investment of Deposits. Borrower and Lender agree that Lender shall hold all moneys deposited into the Replacement Reserve Fund in an interest bearing account, and any interest earned on such moneys shall be added to the principal balance of the Replacement Reserve Fund and disbursed in accordance with the provisions of this Agreement. Borrower acknowledges and agrees that it shall not have the right to direct Lender as to any specific investment of moneys in the Replacement Reserve Fund. Lender shall not be responsible for any losses resulting from investment of moneys in the Replacement Reserve Fund or for obtaining any specific level or percentage of earnings on such investment. Lender shall be entitled to deduct the Investment Fee from the Replacement Reserve Fund for establishing the Replacement Reserve Fund.

      (c) Use. Subject to the pledge and security interest and other rights of Lender set forth in this Agreement, the Replacement Reserve Fund shall be maintained for the payment of the costs of the Capital Replacements identified on Exhibit B.

      (d) Deferral of Deposits. Notwithstanding subsections 2(a) through (c) above, Lender defers its right to require Borrower to make the Replacement Reserve Deposit. However, at the end of the Review Period or any Subsequent Review Period, Lender reserves the right to require that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that the physical condition of the Property warrants that Borrower begin making such deposit. Lender's determination to require such deposit shall not depend on the existence of any of the events set forth in subsection (e) below.

      (e) Reinstatement of Deposits. Notwithstanding subsection 2(d) above, Lender reserves the right to require at any time, upon written notice to Borrower, that Borrower begin making the Replacement Reserve Deposit if Lender reasonably determines that any of the following events have occurred:

            (i)   Borrower's default under the Note, Security Instrument, or any other document delivered in connection with the Loan, or
            (ii)  the  occurrence of a Transfer  which is  prohibited  under the terms of the Security Instrument or which requires Lender's consent, or
            (iii) Borrower's  failure to maintain the Property in a satisfactory manner and/or in accordance with the requirements of the Security Instrument.

3. Performance of Capital Replacements; Disbursements.

      (a) Requests for Disbursement. Lender shall disburse funds from the Replacement Reserve Fund, in its sole discretion, as follows:

            (i) Borrower's Request. If Borrower determines, at any time or from time to time, that a Capital Replacement is necessary or desirable, Borrower shall perform such Capital
                  Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

            (ii) Lender's Request. If Lender shall reasonably determine at any time or from time to time, that a Capital Replacement is necessary for the proper maintenance of the Property, it shall so notify Borrower, in writing, requesting that Borrower obtain and submit to Lender bids for all labor and materials required in connection with such Capital Replacement. Borrower shall submit such bids and a time schedule for completing each Capital Replacement to Lender within thirty (30) days after Borrower's receipt of Lender's written notice. Borrower shall perform such Capital Replacement and request from Lender, in writing, reimbursement for such Capital Replacement. Borrower's request for reimbursement shall include (A) a detailed description of the Capital Replacement performed, together with evidence, satisfactory to Lender, that the cost of such Capital Replacement has been paid and (B) lien waivers from each contractor and material supplier supplying labor or materials for such Capital Replacement, if required by Lender.

      (b) Conditions Precedent. Disbursement from the Replacement Reserve Fund shall be made no more frequently than once every Disbursement Period and, except for the final disbursement, no disbursement shall be made in an amount less than the Minimum Disbursement Request Amount. Disbursements shall be made only if the following conditions precedent have been satisfied, as reasonably determined by Lender:

            (i) Payment for Capital Replacement. The Capital Replacement has been performed and/or installed on the Property in a good and workmanlike manner with suitable materials (or in the case of a partial disbursement, performed and/or installed on the Property to an acceptable stage) and paid for by Borrower as evidenced by copies of all applicable paid invoices or bills submitted to Lender by Borrower at the time Borrower requests disbursement from the Replacement Reserve Fund.

            (ii) No Default. There is no condition, event or act that would constitute a default (with or without notice and/or lapse of time) under this Agreement or any other Loan Document.

            (iii) Representations   and  Warranties.   All  representations  and
                  warranties of Borrower set forth in this Agreement and in the Loan Documents are true in all material respects.

            (iv) Continuing Compliance. Borrower is in full compliance with the provisions of this Agreement, the other Loan Documents and any request or demand by Lender permitted hereby.

            (v) No Lien Claim. No lien or claim based on furnishing labor or materials has been filed or asserted against the Property, unless Borrower has properly provided bond or other security against loss in accordance with applicable law.

            (vi)  Approvals.   All   licenses,   permits,   and   approvals   of
                  governmental authorities required for the Capital Replacement as completed to the applicable stage have been obtained.

            (vii) Legal Compliance.  The Capital Replacement as completed to the applicable stage does not violate any laws, ordinance, rules or regulations, or building lines or restrictions applicable to the Property.

4. Right to Complete Capital Replacements. If Borrower abandons or fails to proceed diligently to undertake and/or complete any Capital Replacement in a timely fashion or is otherwise in default under this Agreement for 30 days after written notice of such failure by Lender to Borrower, Lender shall have the right (but not the obligation) to enter upon the Property and take over and cause the completion of such Capital Replacement. However, no such notice or grace period shall apply in the case of such failure which could, in Lender's judgment, absent immediate exercise by Lender of a right or remedy under this Agreement, result in harm to Lender or impairment of the security given under the Security Instrument or any other Loan Document. Any contracts entered into or indebtedness incurred upon the exercise of such right may be in the name of Borrower, and Lender is hereby irrevocably appointed the attorney in fact of Borrower, such appointment being coupled with an interest, to enter into such contracts, incur such obligations, enforce any contracts or agreements made by or on behalf of Borrower (including the prosecution and defense of all actions and proceedings in connection with the Capital Replacement and the payment, settlement or compromise of all bills and claims for materials and work performed in connection with the Capital Replacement) and do any and all things necessary or proper to complete any Capital Replacement including signing Borrower's name to any contracts and documents as may be deemed necessary by Lender. In no event shall Lender be required to expend its own funds to complete any Capital Replacement, but Lender may, in its sole discretion, advance such funds. Any funds advanced shall be added to the outstanding balance of the Loan, secured by the Security Instrument and payable to Lender by Borrower in accordance with the provisions of the Security Instrument pertaining to the protection of Lender's security and advances made by Lender. Borrower waives any and all claims it may have against Lender for materials used, work performed or resultant damage to the Property.

5. Inspection. Lender or any representative of Lender may periodically inspect any Capital Replacement in process and upon completion during normal business hours or at any other reasonable time upon reasonable prior written notice to Borrower (except in an emergency, as determined by Lender in its discretion or after an Event of Default, in which event no such prior notice shall be required). Lender shall be entitled to deduct the Inspection Fee from the Replacement Reserve Fund for performing any such inspection. If Lender, in its sole discretion, retains a professional inspection engineer or other qualified third party to inspect any Capital Replacement, Lender also shall be entitled to deduct from the Replacement Reserve Fund an amount sufficient to pay all reasonable fees and expenses charged by such third party inspector.

6. Insufficient Account. If Borrower requests disbursement from the Replacement Reserve Fund for a Capital Replacement in accordance with this Agreement in an amount which exceeds the amount on deposit in the Replacement Reserve Fund, Lender shall disburse to Borrower only the amount on deposit in the Replacement Reserve Fund. Borrower shall pay all additional amounts required in connection with any such Capital Replacement from Borrower's own funds.

7. Security Agreement. To secure Borrower's obligations under this Agreement and to further secure Borrower's obligations under the Note, Security Instrument and other Loan Documents, Borrower hereby conveys, pledges, transfers and grants to Lender a security interest pursuant to the Uniform Commercial Code of the Property Jurisdiction or any other applicable law in and to all money in the Replacement Reserve Fund, as same may increase or decrease from time to time, all interest and dividends thereon and all proceeds thereof.

8. Post Default. If Borrower defaults in the performance of its obligations under this Agreement or under the Note, Security Instrument or any other Loan Document, after the expiration of any applicable notice or cure period, Lender shall have all remedies available to them under Article 9 of the Uniform Commercial Code of the Property Jurisdiction and under any other applicable law. In addition, Lender may retain all money in the Replacement Reserve Fund, including interest, and in Lender's discretion, may apply such amounts, without restriction and without any specific order of priority, to the payment of any and all indebtedness or obligations of Borrower set forth in the Note, Security Instrument or any other Loan Document, including, but not limited to, principal, interest, taxes, insurance, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred and/or repairs to the Property.

9. Termination. If not sooner terminated by written concurrence of the parties, this Agreement shall terminate upon the payment in full of the Loan and all indebtedness incurred in connection therewith and upon such termination, Lender shall pay to Borrower all funds remaining in the Replacement Reserve Fund.

10. No Amendment. Nothing contained in this Agreement shall be construed to amend, modify, alter, change or supersede the terms and provisions of the Note, Security Instrument or any other Loan Document; and, if there is a conflict between the terms and provisions of this Agreement and those of the Note, Security Instrument, or any other Loan Document then the terms and provisions of the Note, Security Instrument or such other Loan Document shall control.

11.   Release; Indemnity.

      (a) Release. Borrower covenants and agrees that, in performing any of its duties under this Agreement, none of Lender, any Loan Servicer, or any of their respective agents or employees shall be liable for any losses, claims, damages, liabilities and expenses that may be incurred by any of them as a result of such performance, except that no such party will be released from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

      (b) Indemnity. Borrower hereby agrees to indemnify and hold harmless Lender, Loan Servicer and their respective agents and employees against any and all losses, claims, damages, liabilities and expenses including, without limitation, reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements, which may be imposed or incurred by any of them in connection with this Agreement except that no such party will be indemnified from liability for any losses, claims, damages, liabilities or expenses arising out of the willful misconduct or gross negligence of such party.

12. Choice of Law. This Agreement shall be construed and enforced in accordance with the laws of the Property Jurisdiction.

13. Successors and Assigns. Lender may assign its rights and interests under this Agreement in whole or in part and upon any such assignment, all the terms and provisions of this Agreement shall inure to the benefit of such assignee to the extent so assigned. The terms used to designate any of the parties herein shall be deemed to include the heirs, legal representatives, successors and assigns of such parties; and the term "Lender" shall also include any lawful owner, holder or pledgee of the Note. Reference herein to "person" or "persons" shall be deemed to include individuals and entities. Borrower may not assign or delegate its rights, interests, or obligations under this Agreement without first obtaining Lender's prior written consent.

14. Attorneys' Fees. In the event that Lender engages the services of an attorney at law to enforce the provisions of this Agreement against Borrower, then Borrower shall pay all costs of such enforcement, including any reasonable attorneys' fees and costs (including those of Lender's in-house counsel) and disbursements actually incurred.

15.   Compliance with Laws; Insurance Requirements.

      (a) Compliance with Laws. Borrower shall ensure that all Capital Replacements comply with all applicable laws, ordinances, rules and regulations of all governmental authorities having jurisdiction over the Property and applicable insurance requirements including, without limitation, applicable building codes, special use permits, environmental regulations, and requirements of insurance underwriters.

      (b) Insurance Requirements. In addition to any insurance required under the Loan Documents, Borrower shall provide or cause to be provided workers' compensation, builder's risk (if required by Lender), and public liability insurance and other insurance required under applicable law in connection with any of the Capital Replacements. All such policies that can be endorsed with standard mortgage clauses making losses payable to Lender or its assigns shall be so endorsed. The originals of such policies shall be deposited with Loan Servicer.

16. Remedies Cumulative. In the event of Borrower's default under this Agreement, Lender may exercise all or any one or more of its rights and remedies available under this Agreement, at law or in equity. Such rights and remedies shall be cumulative and concurrent, and may be enforced separately, successively or together, and Lender's exercise of any particular right or remedy shall not in any way prevent Lender from exercising any other right or remedy available to Lender. Lender may exercise any such remedies from time to time as often as Lender chooses.

17. Determinations by Lender. Unless otherwise provided in this Agreement, in any instance where the consent or approval of Lender may be given or is required, or where any determination, judgment or decision is to be rendered by Lender under this Agreement, the granting, withholding or denial of such consent or approval and the rendering of such determination, judgment or decision shall be made or exercised by Lender (or its designated representative) at its sole and exclusive option and in its sole and absolute discretion.

18. Completion of Capital Replacements. Lender's disbursement of moneys from the Replacement Reserve Fund or other acknowledgment of completion of any Capital Replacement in a manner satisfactory to Lender shall not be deemed a certification by Lender that the Capital Replacement has been completed in accordance with applicable building, zoning or other codes, ordinances, statutes, laws, regulations or requirements of any governmental authority or agency. Borrower shall at all times have the sole responsibility for ensuring that all Capital Replacements are completed in accordance with all such governmental requirements.

19. No Agency or Partnership. Nothing contained in this Agreement shall constitute Lender as a joint venturer, partner or agent of Borrower, or render Lender liable for any debts, obligations, acts, omissions, representations or contracts of Borrower.

20. Entire Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements. There are no oral agreements between the parties. All prior or contemporaneous agreements, understandings, representations and statements, oral or written, are merged into this Agreement and the other Loan Documents. Neither this Agreement nor any of its provisions may be waived, modified, amended, discharged or terminated except in writing signed by the party against which the enforcement of the waiver, modification, amendment, discharge or termination is sought, and then only to the extent set forth in writing; provided, however, that in the event of a Transfer requiring Lender's consent under the terms of the Security Instrument, one or more or all of the Modifications to Agreement set forth in Exhibit C (if any) may be modified or rendered void by Lender at Lender's option by notice to Borrower/transferee.

21. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original document and all of which together shall constitute one agreement.

      ATTACHED   EXHIBITS.   The  following  Exhibits  are  attached  to  this
Agreement:

      |X |    Exhibit A       Legal Description of the Land (required)

      |X |    Exhibit B       Capital Replacements (required)

      |    |  Exhibit C       Modifications to Agreement

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first written above.


                                     MAKER:
WITNESS:
                                    SPRINGHILL LAKE INVESTORS LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_________________________
Print Name: ____________            By:   AIMCO/Springhill Lake Investors GP,
                                          LLC, a Delaware limited liability
                                          company, its sole general partner

                                          By:  AIMCO Properties, L.P., a
                                               Delaware limited partnership,
                                               its sole member

                                              By:  AIMCO-GP, Inc. a Delaware
                                                   corporation, its sole
                                                   general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2848939
                                    Maker's Social Security/Employer ID Number


                                    GRANTOR:
WITNESS:
                                    FIRST SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_____________________
Print Name: __________              By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852803
                                    Grantor's Social Security/Employer ID Number


 WITNESS:
                                    SECOND SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_____________________
Print Name: _________               By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852804
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    THIRD SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_______________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852818
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    FOURTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
___________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852819
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    FIFTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852820
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    SIXTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
 Print Name: ____________           By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2852821
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    SEVENTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
_________________________
Print Name: ___________             By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852823
                                    Grantor's Social Security/Employer ID Number



WITNESS:
                                    EIGHTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852825
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    NINTH SPRINGHILL LAKE LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
________________________
Print Name: _____________           By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President


                                   04-2852827
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    SPRINGHILL COMMERCIAL LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: ____________            By:  Springhill Lake Investors Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole general
                                          partner

                                        By:  AIMCO/Springhill Lake Investors
                                             GP, LLC, a Delaware limited
                                             liability company, its sole
                                             general partner

                                            By:  AIMCO Properties, L.P., a
                                                Delaware limited partnership,
                                                its sole member

                                                By:  AIMCO-GP, Inc., a
                                                     Delaware corporation,
                                                     its sole general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2926871
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                    SPRINGFIELD FACILITIES, LLC, a Maryland
                                       limited liability company (successor
                                       by merger to Springfield Facilities,
                                       Inc., a Maryland corporation)
__________________________
Print Name: ____________            By:  Springhill Commercial Limited
                                          Partnership, a Maryland limited
                                          partnership, its sole member

                                        By:  Springhill Lake Investors
                                             Limited Partnership, a Maryland
                                             limited partnership, its sole
                                             general partner

                                            By:  AIMCO/Springhill Lake
                                                 Investors GP, LLC, a
                                                 Delaware limited liability
                                                 company, its sole general
                                                 partner

                                                By:  AIMCO Properties, L.P.,
                                                     a Delaware limited
                                                     partnership, its sole
                                                     member

                                                    By:  AIMCO-GP, Inc., a
                                                         Delaware
                                                         corporation, its
                                                         sole general partner


                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2926871
                                    Grantor's Social Security/Employer ID Number


WITNESS:
                                     LENDER:

                                    GMAC COMMERCIAL MORTGAGE CORPORATION, a
                                      California corporation
_________________________
Print Name: _____________


                                    By: /s/Max W. Foore                 (SEAL)
                                       Max W. Foore
                                       Vice President

                                                               Exhibit 10(u)
                                                      FHLMC Loan No. 002708388
                                                    Springhill Lake Apartments

                          MARYLAND AMENDED AND RESTATED
                                MULTIFAMILY NOTE
                             REVISION DATE 7-01-2004
                  (REVISED FOR AMENDED/RESTATED MARYLAND IDOT)

      THIS AMENDED AND RESTATED MULTIFAMILY NOTE is made and entered into as of the 22nd day of July, 2004, from SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP a Maryland limited partnership ("Borrower") to GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation ("Lender").

                             PRELIMINARY STATEMENTS

A. A loan was made to Borrower in the original principal amount of One Hundred Thirteen Million One Hundred Thousand and 00/100 Dollars ($113,100,000.00), the repayment of which is evidenced by a Consolidated, Amended and Restated Multifamily Note dated as of November 1, 2002 (the "Original Note") from Borrower, as maker, to Lender, as payee.

B. Borrower's obligations under the Original Note are guaranteed by a Consolidated, Amended and Restated Payment Guaranty dated as of November 1, 2002 from FIRST SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SECOND SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership,
THIRD  SPRINGHILL  LAKE LIMITED  PARTNERSHIP,  a Maryland  limited  partnership,
FOURTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, FIFTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SIXTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SEVENTH
SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, EIGHTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, NINTH SPRINGHILL LAKE LIMITED PARTNERSHIP, a Maryland limited partnership, SPRINGHILL COMMERCIAL LIMITED PARTNERSHIP, a Maryland limited partnership and SPRINGFIELD FACILITIES, LLC, a Maryland limited liability company, successor by merger to Springfield Facilities, Inc., a Maryland corporation (collectively, the "Grantor") to GMACCM (the "Original Guaranty")

C. The Original Guaranty is secured by a Consolidated, Amended and Restated Indemnity Multifamily Deed of Trust, Assignment of Rents and Security Agreement dated as of November 1, 2002, and recorded among the Land Records of Prince George's County, Maryland in Liber 16493, Folio 339 (the "Original Security Instrument"), on certain improved real property located in Prince George's County, Maryland.

D. Lender is the holder of the Original Note and the Original Guaranty.

E. Borrower has confirmed to Lender that Borrower has no defenses to or offsets of any kind against any of the indebtedness due under the Original Note.

F. Grantor has confirmed to Lender that Grantor has no defenses to or offsets of any kind against any of its obligations under the Original Guaranty.

G. Borrower has requested and Lender has agreed to make certain amendments to the Original Note, including changing the interest rate and the terms of payment. The Original Note is hereby being amended and restated in its entirety to reflect such amendments.

H. The Original Security Instrument is concurrently being amended and restated pursuant to the terms of that certain Amended and Restated Multifamily Indemnity Deed of Trust, Assignment of Rents and Security Agreement and Confirmation of Trustee of even date herewith (the "Security Instrument").

I. The Original Guaranty is concurrently being amended and restated pursuant to the terms of that certain Amended and Restated Guaranty of even date herewith.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree that the Original Note is hereby amended and restated in its entirety as follows (as amended and restated, this "Note"):


                                                Freddie Mac Loan No. 002708388
                                                Springhill Lake Apartments

                                MULTIFAMILY NOTE
                         MARYLAND IDOT - ADJUSTABLE RATE
                            (REVISION DATE 7-01-2004)


US $113,500,000.00                           Effective Date: As of July 22, 2004


      FOR VALUE RECEIVED, the undersigned (together with such party's or parties' successors and assigns, "Borrower"), jointly and severally (if more than one) promises to pay to the order of GMAC COMMERCIAL MORTGAGE BANK, a Utah industrial bank, the principal sum of One Hundred Thirteen Million Five Hundred Thousand Dollars (US $113,500,000.00), with interest on the unpaid principal balance, as hereinafter provided.

      1. Defined Terms.

      (a) As used in this Note:

            "Adjustable Interest Rate" means the variable annual interest rate calculated for each Interest Adjustment Period so as to equal the Index Rate for such Interest Adjustment Period (truncated at the fifth (5th) decimal place if necessary) plus the Margin. However, in no event will the Adjustable Interest Rate exceed the Capped Interest Rate.

            "Amortization Period" means a period of 0 full consecutive calendar months.

            "Base Recourse" means a portion of the Indebtedness equal to zero percent (0%) of the original principal balance of this Note.

            "Business Day" means any day other than a Saturday, a Sunday or any other day on which Lender is not open for business.

            "Capped Interest Rate" is not applicable, there is no Capped Interest Rate for the Loan.

            "Default Rate" means a variable  annual  interest rate equal to four
            (4) percentage points above the Adjustable Interest Rate in effect from time to time. However, at no time will the Default Rate exceed the Maximum Interest Rate.

            "Grantor" means the party or parties (jointly and severally if more than one party) who has or have (i) guaranteed payment of the entire Indebtedness and performance of all of Borrower's obligations under the Loan Documents pursuant to that certain 100% Property Owner Guaranty dated the date of this Note (the "Grantor's Guaranty" or "Guaranty"), and (ii) executed and delivered the Security Instrument to secure the payment and performance by Grantor under the Grantor's Guaranty.

            "Index  Rate"  means,  for  any  Interest   Adjustment  Period,  the
            Reference Bill Index Rate for such Interest Adjustment Period.

            "Installment Due Date" means, for any monthly installment of interest only or principal and interest, the date on which such monthly installment is due and payable pursuant to Section 3 of this Note. The "First Installment Due Date" under this Note is September 1, 2004.

            "Interest Adjustment Period" means each successive one (1) calendar month period until the entire Indebtedness is paid in full, except that the first Interest Adjustment Period is the period from the date of this Note through July 31, 2004. Therefore, the second Interest Adjustment Period shall be the period from August 1, 2004 through August 31, 2004, and so on until the entire Indebtedness is paid in full.

            "Lender" means the holder from time to time of this Note.

            "LIBOR Index" means the British Bankers Association's (BBA) one (1) month LIBOR Rate for United States Dollar deposits, as displayed on the LIBOR Index Page used to establish the LIBOR Index Rate.

            "LIBOR Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the BBA's LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of such Interest Adjustment Period, as such LIBOR Rate is displayed on the LIBOR Index Page. The LIBOR Index Rate for the first Interest Adjustment Period means the British Bankers Association's (BBA) LIBOR Rate for the LIBOR Index released by the BBA most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as such LIBOR Rate is displayed on the LIBOR Index Page. "LIBOR Index Page" is the Bloomberg L.P., page "BBAM", or such other page for the LIBOR Index as may replace page BBAM on that service, or at the option of Lender
            (i) the applicable page for the LIBOR Index on another service which electronically transmits or displays BBA LIBOR Rates, or (ii) any publication of LIBOR rates available from the BBA. In the event the BBA ceases to set or publish a LIBOR rate/interest settlement rate for the LIBOR Index, Lender will designate an alternative index, and such alternative index shall constitute the LIBOR Index Rate.

            "Loan" means the loan evidenced by this Note.

            "Lockout Period" means the period from the date of this Note through the day preceding the sixth (6th) Installment Due Date under this Note.

            "Margin" means sixty three one hundredths (.63) percentage points (63 basis points).

            "Maturity Date" means the earlier of (i) August 1, 2011 (the "Scheduled Maturity Date"), and (ii) the date on which the unpaid principal balance of this Note becomes due and payable by acceleration or otherwise pursuant to the Loan Documents or the exercise by Lender of any right or remedy under any Loan Document.

            "Maximum Interest Rate" means the rate of interest that results in the maximum amount of interest allowed by applicable law.

            "Pledge" means the Ownership Interest Pledge dated the date of this Note and securing the payment and performance of Borrower's and Grantor's obligations under the Loan Documents, from the party or parties owning 100% of the ownership interests in Grantor (jointly and severally if more than one, "Pledgor").

            "Reference Bills(R)" means the unsecured general obligations of the Federal Home Loan Mortgage Corporation ("Freddie Mac") designated by Freddie Mac as "Reference Bills(R)" and having original durations to maturity most comparable to the term of the Reference Bill Index, and issued by Freddie Mac at regularly scheduled auctions. In the event Freddie Mac shall at any time cease to designate any unsecured general obligations of Freddie Mac as "Reference Bills", then at the option of Lender (i) Lender may select from time to time another unsecured general obligation of Freddie Mac having original durations to maturity most comparable to the term of the Reference Bill Index and issued by Freddie Mac at regularly scheduled auctions, and the term "Reference Bills" as used in this Note shall mean such other unsecured general obligations as selected by Lender; or (ii) for any one or more Interest Adjustment Periods, Lender may use the applicable LIBOR Index Rate as the Index Rate for such Interest Adjustment Period(s).

            "Reference Bill Index" means the one (1) month Reference Bills. One-month reference bills have original durations to maturity of approximately 30 days.

            "Reference Bill Index Rate" means, for any Interest Adjustment Period after the first Interest Adjustment Period, the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of such Interest Adjustment Period, as displayed on the Reference Bill Index Page. The Reference Bill Index Rate for the first Interest Adjustment Period means the Money Market Yield for the Reference Bills as established by the Reference Bill auction conducted by Freddie Mac most recently preceding the first day of the month in which the first Interest Adjustment Period begins, as displayed on the Reference Bill Index Page. The "Reference Bill Index Page" is the Freddie Mac Debt Securities Web Page (accessed via the Freddie Mac internet site at www.freddiemac.com), or at the option of Lender, any publication of Reference Bills auction results available from Freddie Mac. However, if Freddie Mac has not conducted a Reference Bill auction within the 60-calendar day period prior to the first day of an Interest Adjustment Period, the Reference Bill Index Rate for such Interest Adjustment Period will be the LIBOR Index Rate for such Interest Adjustment Period.

            "Remaining Amortization Period" means, at any point in time, the number of consecutive calendar months equal to the number of months in the Amortization Period minus the number of scheduled monthly installments of principal and interest that have elapsed since the date of this Note.

            "Security Instrument" means the multifamily mortgage, deed to secure debt or deed of trust effective as of the effective date of this Note, from Grantor to or for the benefit of Lender and securing the Grantor's Guaranty.

            "Window Period" means the seventy eight (78) consecutive calendar month period prior to the Scheduled Maturity Date.

            "Yield Maintenance Period" means the period from and including the day following the expiration of the Lockout Period (or if there is no Lockout Period, from and including the date of this Note) until but not including N/A.

      (b) Other capitalized terms used but not defined in this Note shall have the meanings given to such terms in the Security Instrument.

      2. Address for Payment. All payments due under this Note shall be payable at c/o GMAC Commercial Mortgage Corporation, 200 Witmer Road, P.O. Box 809,
Horsham, Pennsylvania, Attention: Servicing - Account Manager, or such other place as may be designated by Notice to Borrower from or on behalf of Lender.

      3. Payments.

      (a) Interest will accrue on the outstanding principal balance of this Note at the Adjustable Interest Rate, subject to the provisions of Section 8 of this Note.

      (b) Interest under this Note shall be computed, payable and allocated on the basis of an actual/360 interest calculation schedule (interest is payable for the actual number of days in each month, and each month's interest is calculated by multiplying the unpaid principal amount of this Note as of the first day of the month for which interest in being calculated by the applicable Adjustable Interest Rate, dividing the product by 360, and multiplying the quotient by the number of days in the month for which interest is being calculated). For convenience in determining the amount of a monthly installment of principal and interest under this Note, Lender will use a 30/360 interest calculation payment schedule (each year is treated as consisting of twelve
30-day months). However, as provided above, the portion of the monthly installment actually payable as and allocated to interest will be based upon an actual/360 interest calculation schedule, and the amount of each installment attributable to principal and the amount attributable to interest will vary based upon the number of days in the month for which such installment is paid. Each monthly payment of principal and interest will first be applied to pay in full interest due, and the balance of the monthly payment paid by Borrower will be credited to principal.

      (c) Unless disbursement of principal is made by Lender to Borrower on the first day of a calendar month, interest for the period beginning on the date of disbursement and ending on and including the last day of such calendar month shall be payable by Borrower simultaneously with the execution of this Note. If disbursement of principal is made by Lender to Borrower on the first day of a calendar month, then no payment will be due from Borrower at the time of the execution of this Note. The Installment Due Date for the first monthly installment payment under Section 3(d) of interest only or principal and interest, as applicable, will be the First Installment Due Date set forth in
Section  1(a) of this  Note.  Except as  provided  in this  Section  3(c) and in
Section 10, accrued interest will be payable in arrears.

      (d) Beginning on the First Installment Due Date, and continuing until and including the monthly installment due on the Maturity Date, accrued interest only shall be payable by Borrower in consecutive monthly installments due and payable on the first day of each calendar month. The amount of the monthly installment of interest only payable pursuant to this Section 3(d) on an Installment Due Date shall equal the product of (i) annual interest on the unpaid principal balance of this Note as of the first day of the Interest Adjustment Period immediately preceding the Installment Due Date at the Adjustable Interest Rate in effect for such Interest Adjustment Period, divided by 360, multiplied by (ii) the number of days in such Interest Adjustment Period.

      (e) All remaining Indebtedness, including all principal and interest, shall be due and payable by Borrower on the Maturity Date.

      (f) Lender shall provide Borrower with notice, given in the manner specified in the Security Instrument, of the amount of each monthly installment due under this Note. However, if Lender has not provided Borrower with prior notice of the monthly payment due on any Installment Due Date, then Borrower shall pay on that Installment Due Date an amount equal to the monthly installment payment for which Borrower last received notice. If Lender at any time determines that Borrower has paid one or more monthly installments in an incorrect amount because of the operation of the preceding sentence, or because Lender has miscalculated the Adjustable Interest Rate or has otherwise miscalculated the amount of any monthly installment, then Lender shall give notice to Borrower of such determination. If such determination discloses that Borrower has paid less than the full amount due for the period for which the determination was made, Borrower, within 30 calendar days after receipt of the notice from Lender, shall pay to Lender the full amount of the deficiency. If such determination discloses that Borrower has paid more than the full amount due for the period for which the determination was made, then the amount of the overpayment shall be credited to the next installment(s) of interest only or principal and interest, as applicable, due under this Note (or, if an Event of Default has occurred and is continuing, such overpayment shall be credited against any amount owing by Borrower to Lender).

      (g) All payments under this Note shall be made in immediately available U.S. funds.

      (h) Any regularly scheduled monthly installment of interest only or principal and interest payable pursuant to this Section 3 that is received by Lender before the date it is due shall be deemed to have been received on the due date for the purpose of calculating interest due.

      (i) Any accrued interest remaining past due for 30 days or more, at Lender's discretion, may be added to and become part of the unpaid principal balance of this Note and any reference to "accrued interest" shall refer to accrued interest which has not become part of the unpaid principal balance. Any amount added to principal pursuant to the Loan Documents shall bear interest at the applicable rate or rates specified in this Note and shall be payable with such interest upon demand by Lender and absent such demand, as provided in this Note for the payment of principal and interest.

      (j) In accordance with Section 14, interest charged under this Note cannot exceed the Maximum Interest Rate. If the Adjustable Interest Rate at any time exceeds the Maximum Interest Rate, resulting in the charging of interest hereunder to be limited to the Maximum Interest Rate, then any subsequent reduction in the Adjustable Interest Rate shall not reduce the rate at which interest under this Note accrues below the Maximum Interest Rate until the total amount of interest accrued hereunder equals the amount of interest which would have accrued had the Adjustable Interest Rate at all times been in effect.

      4. Application of Payments. If at any time Lender receives, from Borrower or otherwise, any amount applicable to the Indebtedness which is less than all amounts due and payable at such time, Lender may apply the amount received to amounts then due and payable in any manner and in any order determined by Lender, in Lender's discretion. Borrower agrees that neither Lender's acceptance of a payment from Borrower in an amount that is less than all amounts then due and payable nor Lender's application of such payment shall constitute or be deemed to constitute either a waiver of the unpaid amounts or an accord and satisfaction.

      5. Guaranty and Security. The obligations of Borrower under this Note and the other Loan Documents are guaranteed by, among others, Grantor pursuant to the terms and provisions of the Grantor's Guaranty. The Security Instrument secures, among other things, the obligations of Grantor under the Grantor's Guaranty and other Loan Documents to which Grantor is a party. The Pledge secures, among other things, the obligations of Borrower and Grantor under the Loan Documents. The Security Instrument constitutes a first lien on and security interest in the Mortgaged Property, as more particularly described in the Security Instrument. The Pledge constitutes a first lien pledge of and security interest in the "Collateral" described in the Pledge. Borrower hereby acknowledges its receipt of the fully executed copy of the Grantor's Guaranty, the Security Instrument, and the Pledge. By its execution and delivery of this Note, Borrower agrees (i) to cause Grantor to fully and timely perform and comply with all of Grantor's obligations under the Security Instrument and other Loan Documents to which Grantor is a party, (ii) to cause Pledgor to fully and timely perform and comply with all of Pledgor's obligations under the Pledge, and (iii) to perform and comply with all of the obligations of Grantor and to be bound by the covenants of Grantor under the Security Instrument as if Borrower was named as the grantor in the Security Instrument. Without limiting the foregoing, to the extent the provisions of Section 42 of the Security Instrument are applicable, Borrower hereby joins in the pledge and assignment of the Cap Collateral. All of the terms of the Security Instrument are incorporated into this Note by this reference.

      6. Acceleration. If an Event of Default has occurred and is continuing, the entire unpaid principal balance, any accrued interest, any prepayment premium payable under Section 10, and all other amounts payable under this Note and any other Loan Document, shall at once become due and payable, at the option of Lender, without any prior notice to Borrower (except if notice is required by applicable law, then after such notice). Lender may exercise this option to accelerate regardless of any prior forbearance. For purposes of exercising such option, Lender shall calculate the prepayment premium as if prepayment occurred on the date of acceleration. If prepayment occurs thereafter, lender shall recalculate the prepayment premium as of the actual prepayment date.

      7. Late Charge.

      (a) If any monthly installment of interest or principal and interest or other amount payable under this Note or under the Security Instrument or any other Loan Document is not received in full by Lender within five (5) days after the installment or other amount is due, counting from and including the date such installment or other amount is due (unless applicable law requires a longer period of time before a late charge may be imposed, in which event such longer period shall be substituted), Borrower shall pay to Lender, immediately and without demand by Lender, a late charge equal to five percent (5%) of such installment or other amount due (unless applicable law requires a lesser amount be charged, in which event such lesser amount shall be substituted).

      (b) Borrower acknowledges that its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan and that it is extremely difficult and impractical to determine those additional expenses. Borrower agrees that the late charge payable pursuant to this Section represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional expenses Lender will incur by reason of such late payment. The late charge is payable in addition to, and not in lieu of, any interest payable at the Default Rate pursuant to Section 8.

      8. Default Rate.

      (a) So long as (i) any monthly installment under this Note remains past due for thirty (30) days or more or (ii) any other Event of Default has occurred and is continuing, then notwithstanding anything in Section 3 of this Note to the contrary, interest under this Note shall accrue on the unpaid principal balance from the Installment Due Date of the first such unpaid monthly installment or the occurrence of such other Event of Default, as applicable, at the Default Rate.

      (b) From and after the Maturity Date, the unpaid principal balance shall continue to bear interest at the Default Rate until and including the date on which the entire principal balance is paid in full.

      (c) Borrower acknowledges that (i) its failure to make timely payments will cause Lender to incur additional expenses in servicing and processing the Loan, (ii) during the time that any monthly installment under this Note is delinquent for thirty (30) days or more, Lender will incur additional costs and expenses arising from its loss of the use of the money due and from the adverse impact on Lender's ability to meet its other obligations and to take advantage of other investment opportunities; and (iii) it is extremely difficult and impractical to determine those additional costs and expenses. Borrower also acknowledges that, during the time that any monthly installment under this Note is delinquent for thirty (30) days or more or any other Event of Default has occurred and is continuing, Lender's risk of nonpayment of this Note will be materially increased and Lender is entitled to be compensated for such increased risk. Borrower agrees that the increase in the rate of interest payable under this Note to the Default Rate represents a fair and reasonable estimate, taking into account all circumstances existing on the date of this Note, of the additional costs and expenses Lender will incur by reason of the Borrower's delinquent payment and the additional compensation Lender is entitled to receive for the increased risks of nonpayment associated with a delinquent loan.

      9. Limits on Personal Liability.

      (a) Except as otherwise provided in this Section 9, Borrower shall have no personal liability under this Note, the Security Instrument or any other Loan Document for the repayment of the Indebtedness or for the performance of any other obligations of Borrower under the Loan Documents and Lender's only recourse for the satisfaction of the Indebtedness and the performance of such obligations shall be Lender's exercise of its rights and remedies with respect to the Mortgaged Property and to any other collateral held by Lender as security for the Indebtedness. This limitation on Borrower's liability shall not limit or impair Lender's enforcement of its rights against Grantor or any other guarantor of the Indebtedness or any guarantor of any other obligations of Borrower.

      (b) Borrower shall be personally liable to Lender for the amount of the Base Recourse, plus any other amounts for which Borrower has personal liability under this Section 9.

      (c) In addition to the Base Recourse, Borrower shall be personally liable to Lender for the repayment of a further portion of the Indebtedness equal to any loss or damage suffered by Lender as a result of the occurrence of any of the following events:

            (i) Borrower or Grantor fails to pay to Lender upon demand after an Event of Default all Rents to which Lender is entitled under Section 3(a) of the Security Instrument and the amount of all security deposits collected by Borrower or Grantor from tenants then in residence. However, Borrower will not be personally liable for any failure described in this subsection (i) if Grantor is unable to pay to Lender all Rents and security deposits as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

            (ii) Borrower or Grantor fails to apply all insurance proceeds and condemnation proceeds as required by the Security Instrument. However, Borrower will not be personally liable for any failure described in this subsection (ii) if Grantor is unable to apply insurance or condemnation proceeds as required by the Security Instrument because of a valid order issued in a bankruptcy, receivership, or similar judicial proceeding.

            (iii) Borrower or Grantor  fails to comply with Section 14(g) or (h)
                  of the Security Instrument relating to the delivery of books and records, statements, schedules and reports.

            (iv) Borrower of Grantor fails to pay when due in accordance with the terms of the Security Instrument the amount of any item below marked "Deferred"; provided however, that if no item is marked "Deferred", this Section 9(c)(iv) shall be of no force or effect.

                  [Deferred]  Hazard  Insurance   premiums  or  other  insurance
                  premiums,
                  [Deferred]  Taxes,
                  [Deferred]  water and sewer  charges (that could become a lien on the Mortgaged Property),
                  [__N/A__]   ground rents,
                  [Deferred]  assessments  or other charges (that could become a lien on the Mortgaged Property)

      (d) In addition to the Base Recourse, Borrower shall be personally liable to Lender for:

            (i) the performance of all of Borrower's and Grantor's obligations under Section 18 of the Security Instrument (relating to environmental matters);

            (ii) the costs of any audit under Section 14(g) of the Security Instrument;

(iii) the amount of all recordation, transfer, documentary, or similar taxes, if any, that may be due because of the making of the Loan evidenced by this Note, the execution, delivery or recordation of the Security Instrument, the execution or delivery of the Grantor's Guaranty or any other guaranty, the occurrence of any Event of Default under the Security Instrument, or otherwise arising out of the loan transaction to which the Loan Documents pertain, plus all interest, penalties and fines that may be or may become due; and

            (iv) any costs and expenses incurred by Lender in connection with the collection of any amount for which Borrower is personally liable under this Section 9, including Attorneys' Fees and Costs and the costs of conducting any independent audit of Borrower's or Grantor's books and records to determine the amount for which Borrower has personal liability.

      (e) All payments made by Borrower or Grantor with respect to the Indebtedness and all amounts received by Lender from the enforcement of its rights under the Security Instrument and the other Loan Documents shall be applied first to the portion of the Indebtedness for which Borrower has no personal liability.

      (f) Notwithstanding the Base Recourse, Borrower shall become personally liable to Lender for the repayment of all of the Indebtedness upon the occurrence of any of the following Events of Default:

            (i) Borrower's or Grantor's ownership of any property or operation of any business not permitted by Section 33 of the Security Instrument;

            (ii) a Transfer (including, but not limited to, a lien or encumbrance) that is an Event of Default under Section 21 of the Security Instrument, other than a Transfer consisting solely of the involuntary removal or involuntary withdrawal of a general partner in a limited partnership or a manager in a limited liability company; or

            (iii) fraud or written  material  misrepresentation  by  Borrower or
                  Grantor or Pledgor or any officer, director, partner, member or employee of Borrower or Grantor or Pledgor in connection with the application for or creation of the Indebtedness or any request for any action or consent by Lender.

      (g) To the extent that Borrower has personal liability under this Section 9, Lender may exercise its rights against Borrower personally without regard to whether Lender has exercised any rights against the Mortgaged Property, the Collateral or any other security, or pursued any rights against any guarantor, or pursued any other rights available to Lender under this Note, the Security Instrument, any other Loan Document or applicable law. To the fullest extent permitted by applicable law, in any action to enforce Borrower's personal liability under this Section 9, Borrower waives any right to set off the value of the Mortgaged Property against such personal liability.

      10. Voluntary and Involuntary Prepayments.

      (a) Any receipt by Lender of principal due under this Note prior to the Scheduled Maturity Date, other than principal required to be paid in monthly installments pursuant to Section 3, constitutes a prepayment of principal under this Note. Without limiting the foregoing, any application by Lender, prior to the Scheduled Maturity Date, of any proceeds of collateral or other security to the repayment of any portion of the unpaid principal balance of this Note constitutes a prepayment under this Note.

      (b) Borrower may not voluntarily prepay any portion of the principal balance of this Note during the Lockout Period, if a Lockout Period is applicable to this Note. However, if any portion of the principal balance of this Note is prepaid during the Lockout Period by reason of the application by Lender of any proceeds of collateral or other security to any portion of the unpaid principal balance of this Note or following a determination that the prohibition on voluntary prepayments during the Lockout Period is in contravention of applicable law, then Borrower must also pay to Lender upon demand by Lender, a prepayment premium equal to five percent (5.0%) of the amount of principal being prepaid.

      (c) Following the end of the Lockout Period, Borrower may voluntarily prepay all of the unpaid principal balance of this Note on a Business Day designated as the date for such prepayment in a Notice from Borrower to Lender given at least 30 days prior to the date of such prepayment. Unless otherwise expressly provided in the Loan Documents, Borrower may not voluntarily prepay less than all of the unpaid principal balance of this Note.

      (d) Borrower acknowledges that Lender has agreed that principal may be prepaid other than on the last calendar day of a month only because, for the purposes of the accrual of interest, any prepayment received by Lender on any day other than the last calendar day of the month shall be deemed to have been received on the last calendar day of the month in which the prepayment occurs.

      (e) In order to voluntarily prepay all or any part of the principal of this Note, Borrower must also pay to Lender, together with the amount of principal being prepaid, (i) all accrued and unpaid interest due under this Note, plus (ii) all other sums due to Lender at the time of such prepayment, plus (ii) any prepayment premium calculated pursuant to Section 10(f).

      (f) Reserved.

      (g) Notwithstanding any other provision of this Section 10, no prepayment premium shall be payable with respect to (i) any prepayment made during the Window Period, or (ii) any prepayment occurring as a result of the application of any insurance proceeds or condemnation award under the Security Instrument, or (iii) any prepayment of the entire principal balance of this Note that occurs on or after the N/A Installment Due Date under this Note with the proceeds of a fixed interest rate or fixed-to-float interest rate mortgage loan that is the subject of a binding commitment for purchase between the Freddie Mac and a Freddie Mac-approved Program Plus(R) Seller/Servicer.

      (h) Unless Lender agrees otherwise in writing, a permitted or required prepayment of less than the unpaid principal balance of this Note shall not extend or postpone the due date of any subsequent monthly installments or change the amount of such installments.

      (i) Borrower recognizes that any prepayment of any of the unpaid principal balance of this Note, whether voluntary or involuntary or resulting from an Event of Default by Borrower, will result in Lender's incurring loss, including reinvestment loss, additional expense and frustration or impairment of Lender's ability to meet its commitments to third parties. Borrower agrees to pay to Lender upon demand damages for the detriment caused by any prepayment, and agrees that it is extremely difficult and impractical to ascertain the extent of such damages. Borrower therefore acknowledges and agrees that the formula for calculating prepayment premiums set forth in this Note represents a reasonable estimate of the damages Lender will incur because of a prepayment. Borrower further acknowledges that any lockout and the prepayment premium provisions of this Note are a material part of the consideration for the Loan, and that the terms of this Note are in other respects more favorable to Borrower as a result of the Borrower's voluntary agreement to the lockout and prepayment premium provisions.

      11. Costs and Expenses. To the fullest extent allowed by applicable law, Borrower shall pay all expenses and costs, including Attorneys' Fees and Costs incurred by Lender as a result of any default under this Note or in connection with efforts to collect any amount due under this Note, or to enforce the provisions of any of the other Loan Documents, including those incurred in post-judgment collection efforts and in any bankruptcy proceeding (including any action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceeding.

      12. Forbearance. Any forbearance by Lender in exercising any right or remedy under this Note, the Security Instrument, or any other Loan Document or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of that or any other right or remedy. The acceptance by Lender of any payment after the due date of such payment, or in an amount which is less than the required payment, shall not be a waiver of Lender's right to require prompt payment when due of all other payments or to exercise any right or remedy with respect to any failure to make prompt payment. Enforcement by Lender of any security for Borrower's obligations under this Note shall not constitute an election by Lender of remedies so as to preclude the exercise of any other right or remedy available to Lender.

      13. Waivers. Borrower and all endorsers and guarantors of this Note and all other third party obligors waive presentment, demand, notice of dishonor, protest, notice of acceleration, notice of intent to demand or accelerate payment or maturity, presentment for payment, notice of nonpayment, grace, and diligence in collecting the Indebtedness. Each such party agrees that his, her or its liability on or with respect to this Note shall not be affected by any release of or change in the Pledge, the Guaranty or any other guaranty or security at any time existing, or by any failure to protect or to maintain perfection of any lien against or security interest in any such security or the partial or complete enforceability of any guaranty or other security obligation with or without notice and before or after maturity.

      14. Loan Charges. Neither this Note nor any of the other Loan Documents shall be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate greater than the Maximum Interest Rate. If any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower in connection with the Loan is interpreted so that any interest or other charge provided for in any Loan Document, whether considered separately or together with other charges provided for in any other Loan Document, violates that law, and Borrower is entitled to the benefit of that law, that interest or charge is hereby reduced to the extent necessary to eliminate that violation. The amounts, if any, previously paid to Lender in excess of the permitted amounts shall be applied by Lender to reduce the unpaid principal balance of this Note. For the purpose of determining whether any applicable law limiting the amount of interest or other charges permitted to be collected from Borrower has been violated, all Indebtedness that constitutes interest, as well as all other charges made in connection with the Indebtedness that constitute interest, shall be deemed to be allocated and spread ratably over the stated term of this Note. Unless otherwise required by applicable law, such allocation and spreading shall be effected in such a manner that the rate of interest so computed is uniform throughout the stated term of this Note.

      15. Commercial Purpose. Borrower represents that Borrower is incurring the Indebtedness solely for the purpose of carrying on a business or commercial enterprise, and not for personal, family, household, or agricultural purposes.

      16. Counting of Days. Except where otherwise specifically provided, any reference in this Note to a period of "days" means calendar days, not Business Days.

      17. Governing Law. This Note shall be governed by the law of the Property Jurisdiction.

      18. Captions. The captions of the Sections of this Note are for convenience only and shall be disregarded in construing this Note.


      19. Notices; Written Modifications.

      (a) All Notices, demands and other communications required or permitted to be given pursuant to this Note shall be given in accordance with Section 31 of the Security Instrument.

      (b) Any modification or amendment to this Note shall be ineffective unless in writing signed by the party sought to be charged with such modification or amendment; provided, however, in the event of a Transfer under the terms of the Security Instrument that requires Lender's consent, any or some or all of the Modifications to Multifamily Note set forth in Exhibit A to this Note may be modified or rendered void by Lender at Lender's option, by Notice to Borrower and the transferee, as a condition of Lender's consent.

      20. Consent to Jurisdiction and Venue. Borrower agrees that any controversy arising under or in relation to this Note may be litigated in the Property Jurisdiction. The state and federal courts and authorities with jurisdiction in the Property Jurisdiction shall have jurisdiction over all controversies that shall arise under or in relation to this Note. Borrower irrevocably consents to service, jurisdiction, and venue of such courts for any such litigation and waives any other venue to which it might be entitled by virtue of domicile, habitual residence or otherwise. However, nothing in this
Note is intended to limit any right that Lender may have to bring any suit, action or proceeding relating to matters arising under this Note in any court of any other jurisdiction.

      21. WAIVER OF TRIAL BY JURY. BORROWER AND LENDER EACH (A) AGREES NOT TO ELECT A TRIAL BY JURY WITH RESPECT TO ANY ISSUE ARISING OUT OF THIS NOTE OR THE RELATIONSHIP BETWEEN THE PARTIES AS LENDER AND BORROWER THAT IS TRIABLE OF RIGHT BY A JURY AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO SUCH ISSUE TO THE EXTENT THAT ANY SUCH RIGHT EXISTS NOW OR IN THE FUTURE. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN BY EACH PARTY, KNOWINGLY AND VOLUNTARILY WITH THE BENEFIT OF COMPETENT LEGAL COUNSEL.

      ATTACHED EXHIBIT. The Exhibit noted below, if marked with an "X" in the space provided, is attached to this Note:

      [_X_]   Exhibit A       Modifications to Multifamily Note

      IN WITNESS WHEREOF, and in consideration of the Lender's agreement to lend Borrower the principal amount set forth above, Borrower has signed and delivered this Note under seal or has caused this Note to be signed and delivered under seal by its duly authorized representative. Borrower intends that this Note shall be deemed to be signed and delivered as a sealed instrument.


WITNESS:
                                    SPRINGHILL LAKE INVESTORS LIMITED
                                       PARTNERSHIP, a Maryland limited
                                       partnership
______________________
Print Name: _________________       By:  AIMCO/Springhill Lake Investors GP,
                                         LLC, a Delaware limited liability
                                         company, its sole general partner

                                         By:  AIMCO Properties, L.P., a
                                              Delaware limited partnership,
                                              its sole member

                                              By:  AIMCO-GP, Inc., a Delaware
                                                  corporation, its sole
                                                  general partner

                                              By: /s/Patti K. Fielding(SEAL)
                                                  Patti K. Fielding
                                                  Executive Vice President

                                   04-2848939
                                   Borrower's Social Security/Employer ID Number

WITNESS:

___________________
Print Name: ______________          GMAC COMMERCIAL MORTGAGE BANK, a Utah
                                      industrial bank



                                    By:  /s/Max W. Foore                (SEAL)
                                         Max W. Foore
                                         Limited Signer

Pay to the order of Federal Home Loan Mortgage Corporation, without recourse.


GMAC COMMERCIAL MORTGAGE BANK,                        WITNESS:
a Utah industrial bank
                                                      ____________________



By:   /s/Max W. Foore  (SEAL)
    Max W. Foore
    Limited Signer